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[REGISTERED LOGO]                                 This Quarterly Report contains
                                                     information for four funds


BARON FUNDS

"THERE'S JUST NO VISIBILITY" .................................................1
MULTIPLE COMPRESSION..........................................................1
WALL STREET RESEARCH..........................................................2
MANAGEMENT....................................................................2
INVESTMENT CONFERENCE.........................................................3



1    BARON ASSET FUND



PERFORMANCE...................................................................6
PORTFOLIO HOLDINGS............................................................7
RECENT DEVELOPMENTS..........................................................11
THEMES.......................................................................13
RECENT PORTFOLIO ADDITIONS...................................................14
OTHER DEVELOPMENTS...........................................................14



2    BARON GROWTH FUND



PERFORMANCE..................................................................16
RECENT PORTFOLIO ADDITIONS...................................................16
RECENT DEVELOPMENTS..........................................................18
OTHER DEVELOPMENTS...........................................................20

3    BARON SMALL
     CAP FUND



PERFORMANCE..................................................................21
OUTLOOK AND APPROACH.........................................................22
NEW IDEAS....................................................................22


4    BARON iOPPORTUNITY
     FUND



PERFORMANCE REVIEW...........................................................25
MARKET VOLATILITY............................................................26
RECENT DEVELOPMENTS..........................................................27
MISTAKES -- ENTERPRISE
 STORAGE AND SOFTWARE .......................................................29
NEW THEMES AND POSITIONS ....................................................30
CONCLUSION...................................................................32


767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com



BARON FUNDS
--------------------------------------------------------------------------------

QUARTERLY REPORT                                                  JUNE 30, 2001


Dear Baron Funds
Shareholder:

"THERE'S JUST NO
VISIBILITY..."

How many times have you heard that phrase since November 2000? To us it seems that you can't pick up The Wall Street Journal or any other financial publication without reading comments from one CEO after another whose business has "no visibility" regarding orders, earnings and cash flows. But, we think earnings "visibility" is good. It's just that it's not pleasant. Near term earnings outlooks for many businesses, perhaps even most businesses, are presently not favorable. But, they are visible. The U.S. economy is clearly in the midst of a tech, capital spending-led recession. It's the reason job layoffs are continuing...pressures for wage increases are lessening...and the Federal Reserve is continuing to lower interest rates. It's why one technology business after another pre-announces earnings disappointments. But, with both U.S. monetary and fiscal policy stimulative, and lower energy prices helping as well, we think this profits' recession is likely to be short lived. Even excess capital investment by businesses in technology during the past few years is unlikely to depress profits for long in that cyclical sector...even though technology inventory liquidation may not yet have ended. Excess IT equipment investment is not the same as excess business' investment in long lived assets like office buildings, manufacturing plants and fibre optic cable in the ground. That's because IT equipment and software depreciate rapidly and become obsolete rapidly...and, therefore, must be replaced frequently.

Although we certainly do not pretend to be market gurus, despite the likelihood for continued gloomy economic news for awhile, we think stock prices of many businesses...probably most businesses...already reflect lower than normal earnings and lower than normal growth for the next year. Further, investors' moods are clearly anything but exuberant. Money fund assets, liquidity that investors maintain in uncertain times that is a source of potential demand for stocks, has increased nearly 50% to 18% of mutual fund assets since the beginning of 2001. This is the highest level of cash relative to stocks since the 1990 recession. It is also sharply above the approximately 12% of mutual fund


[PHOTO]

Ron Baron, Chairman

assets that prevailed during most of the 1990's and late 1980's. So, there is plenty of potential demand for stocks when earnings and business prospects become more favorable and, therefore, more "visible." Of course, by that time, we think stock prices are likely to be much higher.

MULTIPLE COMPRESSION
--------------------


During the period from late 1998 through spring 2000 when technology and Internet stocks were the rage (doesn't it almost seem like it never happened?), most of our small and mid-cap growth businesses fell in price. Earnings for many of those businesses are now 40-50% higher than three years ago. Their stock prices, however, after rebounding sharply from the very depressed levels reached in spring 2000, remain value priced. In many


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instances share prices for these businesses have changed little from year end
1998! Since share prices for these businesses were selling for below market multiples three years ago before their share prices fell, they are selling for even more significant discounts to the 23 p/e, no growth, S&P 500 market multiples that now prevail. Multiple compression. Earnings multiples, cash flow multiples, percentage of asset value multiples... they're all about 30% lower than three years ago for many of our small and mid-cap businesses. Growth businesses at value prices. That's why we think investment opportunity in these small and mid-cap growth businesses is now so significant.

LOOKING FOR BEAR
MARKET SCAPEGOATS...AND
FINDING...GUESS WHAT?...
WALL STREET RESEARCH

The recent spate of criticism of brokerage firms' research recommendations by regulators, the press and investors should be categorized, in our opinion, as looking for scapegoats for poor investment decisions...in many cases by those who should have known better. Banking conflicts, as well as most analysts' momentum orientation and short term focus, have always been issues to us. We have never believed it particularly useful to follow brokerage firm advice regarding when to buy or sell stocks. Especially since many recommendations are conflicted by investment banking relationships. These conflicts, of course, everyone always knew. And, when they're not conflicted, most analyst recommendations come to the same conclusion at the same time based upon the same information, the "penguin" phenomena. Also not especially useful to an investor. We have always believed analysts' stock purchase and sale recommendations based upon whether stocks are doing well or poorly, stock price momentum, are flawed. This was the basis for many recommendations that are now being criticized. Not the business fundamentals, i.e., cash flows, earnings, balance sheets, asset values, growth prospects and long term, sustainable competitive advantages, that we believe to be important. Finally, even when brokerage firm recommendations are not conflicted, and even in instances when analysts' recommendations are not based on stock price momentum, brokerage analysts are usually very short term focused...e.g., what are next quarter's earnings? ...the value of which we also find questionable.

In our meetings with business executives, we are often told in the midst of multi-hour meetings, that they have not before met with analysts who can talk for hours about their businesses without trying to learn, however cautiously, what next quarter's earnings will be. This is because most analysts believe stock performance is determined by next quarter's earnings results, not long term business fundamentals. Reg. FD, as we discussed in our last letter, has changed this by making such disclosures not just questionable but illegal.

"Do you do this with all your companies?" asked one chief executive recently who seemed exhausted after his second all morning meeting with us in the same week when we were starting to learn about his business. "I feel like I've just been through a seven hour doctoral dissertation on ninth century European history when my professor asks me, `And what color was Charlemagne's sister's dress during her wedding?" noted another, the chief executive of one of our most important investments, only partly joking, after we had just completed a regularly scheduled, full afternoon meeting. What prompted that comment? I had just remarked, "Hey! That was great. Why don't we finish it up next week?" The chief executive of a company in which Cliff and Stefan invested, successfully, in the past year, recently invested with us (this happens often) because he found our two analysts more thorough than any others... and right, to boot. The rise and fall...and rise again...of mutual funds, hedge funds and other professional investors who know how to analyze and value businesses. That's one thing we think will result from the recent bear market and current discussions about the value of brokerage analysts' stock recommendations. We think this will last a while.

The current criticism of analysts will end when stocks sustain their recovery. And, by the way, our firm's analysts do find brokerage firm research and data on businesses, e.g., spreadsheets and industry information like demographics, legislative trends, legal and accounting analysis and competitor plans, helpful. It's just the purchase and sale recommendations we can do without. Brokerage firm data and information often help us shortcut hours and hours of work when we begin to study new businesses as well as try to keep up with existing investments.

MANAGEMENT.
MANAGEMENT.
MANAGEMENT. IT'S THE LONG TERM INVESTORS' EQUIVALENT TO REAL
ESTATE'S MANTRA:
LOCATION. LOCATION.
LOCATION.

ChoicePoint. More than twenty five years ago, Ken Langone called me. Ken and I had never before either spoken or met, but I had read about him. When he asked me to breakfast, I quickly accepted. Ken and I had attended the same college, Bucknell, although he had graduated more than a decade before I enrolled. By the late 1960's, Ken had already become one of Wall Street's most successful bankers (for starters, he had managed the initial public offering




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for Ross Perot's EDS at more than 100 times earnings...the start of EDS'
meteoric success...).

Anyway, at the time Ken called me in the early 1970's, we were both trying to purchase as much Daylin as we could... Ken, for himself, me, for my clients. Daylin had recently emerged from bankruptcy and we both thought its Handy Dan home improvement stores were an undiscovered gem. My institutional clients about doubled their money in Daylin in the next year or two and sold. Ken held on...and earned at least twice as much as we did. Finally, when Handy Dan's top executives, Arthur Blank and Bernie Marcus, had a dispute with Daylin's mercurial CEO and were fired, Ken raised money for them to found another home improvement chain... Home Depot!...of which Ken remains a director and one of its largest shareholders. But, by now I'm sure you must get the idea. In addition to being a great banker, Ken is one of the best investors I know.

An interesting postscript to this story? Ross Perot had a chance to invest a few million dollars in Home Depot when it was founded that would, by now, be worth more than his entire multi-billion dollar fortune derived from EDS! When Ross visited Atlanta at Ken's behest to tour proposed store sites for the new chain, Bernie Marcus picked him up at the airport. Bernie had rented a used Cadillac to impress Perot. But, Ross thought it odd for an entrepreneur starting a business to drive a Cadillac and, when he returned to Dallas later that afternoon, chose not to invest in the fledgling home improvement chain.

The point of my Ken Langone story is that he is a great investor not just because of his sense of businesses, but, at least as importantly, because of his sense of people...as well as his ability "...to know when to hold `em and know when to fold `em." As will be obvious from the rest of this story. Ken had been a principal investor in DBT, a data base business for industry and government, that was a competitor to one of my favorite investments, ChoicePoint. When Ken tried to interest me in co-investing in DBT, I immediately called ChoicePoint executives for their opinion. After they described to me a number of potential problems DBT faced I was told, "...we do not think it would look right if you, our largest shareholder, invested in our direct competitor. And, we don't think it's a good investment anyway." So we didn't invest in DBT and their shares subsequently fell more than 20% when that company did experience difficulties. Eighteen months ago, ChoicePoint purchased DBT for ChoicePoint shares.

Concerned about ChoicePoint's ability to turn around DBT, I called Ken. "Ron, I really like your guys. Their heads are screwed on right, but I don't know them well enough yet to give you a well founded opinion. Your analysis of their business is good, but I need more time to judge them. So far, though, I've found them impressive and we have spent a lot of time together. I am going to join the ChoicePoint board, and so will Bernie Marcus and Frank Borman. And, I'm not going to sell my stock." "Ron, you were right. These guys are the greatest!" Ken recently enthused to me. "They come out on the right side of every issue. And, for a business which uses the most sensitive personal information, I can't tell you strongly enough how important that is. Further, they took DBT, which was not profitable, and boosted its margins to 20% in only the past year and a half. Remarkable. And, being on ChoicePoint's Board is like being their employee. At every board meeting we are all given thick assignment books with instructions to bring in new business. I've bought more stock. This will be a great investment for you." As should have been obvious to any of our shareholders who attended the 1999 Baron Investment conference and heard Derrick Smith, ChoicePoint's Chairman and CEO and a diehard Atlanta Braves fan, address a room filled with rabid Yankees' and Mets' partisans. This is New York, after all. ChoicePoint's shares have more than doubled in the past two years.

COMPETITION. MAYBE IT WAS SOMETHING IN THE SALT AIR.

Last quarter, I wrote about a long spring weekend in Las Vegas my wife, Judy, and I spent with our friends from Palo Alto, California, Joan and Jack. Jack, a full time doctor and part time windsurfer or maybe I have that backwards, has been one of my best friends since we first met as freshmen at Asbury Park High School on the Jersey Shore more than forty years ago. I reported in our March letter that Jack and I spent more than a half hour on our brief holiday with a store salesperson while we each tried to decide whether to buy a new leather belt. We didn't complete our purchases, and nearly drove our salesperson crazy in the process, until we both agreed to buy the same sized belts, "a little larger than I wore in high school, but not much," I noted. Jack recently called me. "I just read your last shareholder letter. I wanted to let you know, my belt size is smaller now than it was in high school!"

TENTH ANNUAL BARON
INVESTMENT CONFERENCE: OCTOBER 19, 2001. 8:00 AM THROUGH
4:00 PM. GRAND HYATT, NEW YORK CITY. GREAT SPEAKERS. SURPRISE
ENTERTAINMENT. DON'T MISS IT.


For the fourteen years since Baron Asset Fund's inception on June 12, 1987, we have tried to provide Baron Funds'



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shareholders with enough information to allow you to make an informed decision about whether our funds are a suitable investment for you and your family. Our quarterly reports describing our investments and strategies is the information I would like to have if our roles were reversed. We regard our annual shareholder investment conferences as another opportunity for you to become more knowledgeable about your investments in Baron Funds.

Each October since 1992, we have invited the chief executives of several businesses in which we have significant investments to speak with our shareholders at our annual conferences. The executives first describe in 30-minute presentations their businesses and the prospects for those businesses. The talks are often enlivened by film clips and "slide shows." Each talk is followed by a 15 minute question and answer session with our shareholders.

Following lunch this year, Morty Schaja, Cliff Greenberg, Mitch Rubin and I will address our shareholders. Last year, Morty, our firm's president, spoke briefly about the history of our firm, our long-term investment orientation and "daytraders," "The Trillionaires Next Door." It worked out so well...he got a lot of laughs...that this year I have asked Cliff and Mitch, the portfolio managers of Baron Small Cap Fund and Baron iOpportunity Fund, respectively, to also talk briefly about their funds. My talks in the past have focused on Baron Funds' investment strategies and philosophy.

Following my talk, unlike our other speakers who answer questions for a limited time, I have always answered questions until you tire of asking them. You may also ask Morty, Cliff and Mitch any questions you'd like. No holds barred.

We would not think of investing in a business on behalf of our Funds' shareholders before visiting and interviewing a business' management, speaking to their customers and competitors, and carefully studying available financial information. We call this our "kick the tires" research approach...and, after we kick the tires once, we keep kicking them to make sure they're still o.k. We offer our shareholders each year that same opportunity, the chance to kick the tires of your investment in Baron Funds, to judge for yourselves whether the businesses in which we've invested on your behalf are appealing, have significant growth prospects and are attractively valued. You can judge for yourselves whether the executives leading those businesses are forthright, capable and trustworthy. You will also be able to judge the competency of your funds' portfolio managers, analysts and executives. Just ask us questions. We'll try to answer them.

As usual, our conference will begin at 8:00AM for breakfast, include a rock and roll lunch and end in mid-afternoon following our special surprise entertainment. Despite protests and criticism from my wife..."this is a business meeting, not a party"..."how are you going to top...or match...Billy Joel and Neil Diamond?"..."...and why should you?"..."it's just ridiculous!"...we'll again have a very special surprise entertainer this year to close the day...and some other surprises we think you'll enjoy throughout the morning. At least for another year, hopefully for a lot longer, I get to have my entertainment. I do recognize, however, that, over time, we all must answer to a higher authority.

The reasons for our entertainment are simple. I have always believed it useful to allow you to meet and question the managements of businesses in which your hard earned savings have been invested by Baron Funds. To judge for yourselves managements' competence and honesty, as well as the prospects for their businesses. ...and to meet and question us, Baron Funds' management, to make the same determination. I do understand though, that to many, while it may be intriguing to me, listening to executives talk about their businesses and asking them questions may not be your idea of fun and entertainment. So, to thank you for taking the time to spend the day with us, and to thank you for your strong, long standing support, we want to provide you at the end of the day with entertainment we're almost certain you'll enjoy. And, to make it even more enjoyable, you should know in advance that it's not an expense of Baron Funds. The entertainment is paid for by me, by Baron Capital. Our speakers for this year's conference will be announced when our shareholder invitations are mailed later this summer.

Please RSVP at 1-800-99-BARON or 212-583-2100 or e-mail us at info@BaronFunds.com to reserve a place so that we can be certain we can accommodate you. Space is limited. Only shareholders with tickets will be admitted. Last year almost 2000 guests attended and we expect similar attendance this year. Of course, as always, there will be no charge to attend our conference. We have set aside rooms at three hotels to accommodate our guests at "special rates." Unfortunately, this is New York City and "special rates" here would not be so regarded in the rest of our country. For those of you traveling long distances, we have also arranged discounts through American Airlines. Call Baron Funds as soon as possible to obtain hotel and airline discount information. We hope you'll be able to attend.

THANK YOU FOR INVESTING IN BARON FUNDS

We understand that for most individuals and their families, deciding how to invest your hard earned savings, perhaps even whether to invest your hard earned savings, is a most difficult decision. We



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are certain it has become even more so since so many stocks have recently fallen so much during the first "bear market" many of you have ever experienced. Daily newspaper articles about individuals who have lost a substantial part of their savings following the advice of brokers and analysts at established brokerage firms certainly can't make your decision any easier. Especially since financial news reports are now so unremittingly pessimistic.

We believe, however, that long term investments in a diversified portfolio of carefully chosen stocks remain attractive for most individuals, regardless of your age. A large percentage of your assets if you're young, a lesser percentage as you get older. Investments in publicly owned businesses, stocks, should allow your assets to grow faster than inflation. Purchase shares in good companies, hold on for the long term, and avoid margin debt is the timeless advice we offer if you want to try it yourself. We don't think you'll be too surprised to learn that we believe a portfolio managed by professional investors and comprised principally of mutual funds and hedge funds will likely achieve better and more consistent results, however.

Baron Funds' investment thesis is relatively uncomplicated. Invest for the long term in growth businesses at attractive prices. Buying stocks at attractive prices reduces risk, we believe. We attempt to invest in businesses that we think will likely double in size, profits, cash flow or asset value, in three to five years. We assume that if a business doubles in size, and if we've purchased stock at an attractive price, its share price will grow as fast. Although "bear markets" negatively impact the value of your current holdings, they allow you to purchase growing businesses at value prices, a circumstance that has not always been the case during the past few years. Of course, we obviously cannot be certain we will continue to achieve our objectives.

We hope our quarterly shareholder letters and annual investment conferences have made it easier for you to determine if Baron Funds continues to be an attractive and appropriate investment for you and your family. We want to thank you for choosing to join us as fellow shareholders. We will continue to work hard to justify your confidence. Again, thank you for your strong support and interest.

Sincerely,

/s/ Ronald Baron

Ronald Baron
Chairman

July 16, 2001





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[REGISTERED LOGO]


1    BARON ASSET FUND



PERFORMANCE...................................................................6
PORTFOLIO HOLDINGS............................................................7
RECENT DEVELOPMENTS..........................................................11
THEMES.......................................................................13
RECENT PORTFOLIO ADDITIONS...................................................14
OTHER DEVELOPMENTS...........................................................14





767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com


BARON ASSET FUND
--------------------------------------------------------------------------------

QUARTERLY REPORT                                                  JUNE 30, 2001


[PHOTO]

Ron Baron, Portfolio Manager

DEAR BARON ASSET
FUND SHAREHOLDER:

PERFORMANCE
-----------


Baron Asset Fund's performance during the second quarter was satisfactory. During 2001, as has been the case since April 2000, our small and mid-cap, value priced, non-technology, growth businesses performed well. Our "old economy" education, healthcare, furniture, glassware, retail, radio, hotels, resorts, real estate and services growth businesses continued to increase their earnings...and their stock prices, in most instances, reflected business' earnings growth. The strong performance of these securities, currently about 80% of our portfolio, was more than offset by the very weak performance of just three stocks, Charles Schwab, NTL and Sotheby's...which have again become value priced offering potential for very strong performance. But, as a result of the performance of these three stocks in 2001, rather than a modest gain for the six months ended June, Baron Asset Fund is in a loss position year to date. Of course, we still hope for a profitable year...and there are six months left in 2001. Although we have not exactly covered ourselves in glory the past three years, Baron Asset Fund has lost money in only one calendar year, 1990, since the Fund's inception on June 12, 1987.

The lesson learned during 1990 was to limit our investments in businesses that employ leverage. This because leverage obviously = risk. Since we historically invest a portion of our assets in businesses that make significant investments in physical facilities, many businesses in which we invest necessarily employ debt. This includes communications companies, e.g., cable television, telephone and cellular; hotels, nursing homes, resorts and glass plants; as well as media businesses that acquire other media businesses, e.g. radio and television stations. We do try to limit our portfolio's exposure to businesses that employ significant leverage, however. At June 30, Baron Asset Fund had 15.7% of our assets invested in businesses we define as leveraged, i.e., businesses that have long term debt greater than 40% of the market value of their equity. Included in that total is chemical company OM Group which chooses to finance its inventory and receivables with long term, not short term, debt. Were that business to be excluded, which we believe appropriate, leveraged investments would be just 11.8% of Baron Asset Fund's portfolio.

The lesson learned in 2000-2001? Don't forget to sell! Baron Asset Fund has been a long term investor in many successful businesses, many very, very successful businesses. Although the Fund has rarely invested more than 5% of its assets at cost in a business, several of these businesses have multiplied many fold, twenty to fifty times our initial cost, since our first purchases. As a result, since we have always used a "buy and hold...and hold...and hold" strategy, several of these investments have become a much larger portion of our assets than they were at the time of their initial purchases. In the future, if an investment becomes a large percentage of our assets due to appreciation, i.e., it reaches 10% of Fund assets, it will be placed on a "watch" list. Our intent will be to maintain that investment at 10% or less of our Fund as soon as it is practicable and appropriate to do so. This to reduce the fundamental risk to our Fund.


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It's never pleasant when you're criticized. Several years ago I was walking through the lobby of the Plaza Hotel in New York after a lunch meeting. One of my good friends had his annual "high net worth" client meeting that day at the Plaza. My friend is a well-known mutual fund investor who specializes in cable television and media businesses. These companies had performed poorly for three or four years...and so had he. He has since had a spectacular recovery and received special recognition for the recently outstanding performance of his funds. But that day followed a period when he hadn't done especially well for an extended period. Two older and apparently successful executives were leaving my friend's meeting. "What did you think?" the first asked his associate. "I don't know. He always sounds good. But his performance has been so bad for so long. I just don't believe it will get any better." That will never happen to our firm, I promised myself at the time. I guess you can never say "never."


PORTFOLIO HOLDINGS
------------------

Baron Asset Fund's small and mid-cap growth businesses, value priced in 1998, e.g. lower p/e ratios and faster growth rates than the S&P 500, fell sharply in price from early 1999 through the first quarter of 2000. In many instances share prices of our education, healthcare, furniture, retailer, glassware, resorts, radio, finance, chemical and utility businesses fell 50%...although their earnings continued to grow. Internet and technology stocks captured investors' imaginations two years ago. And, the money to buy those stocks had to come from somewhere. We believe smaller and mid-sized growth businesses were the ones often replaced in investment portfolios by Internet and large cap technology stocks.

After the first quarter of 2000, when Internet and technology stocks began their year and a half slow motion crash, our value priced small and mid-cap growth businesses rallied sharply. In many instances, share prices of these businesses have doubled since spring 2000! Earnings for these businesses have continued to increase. It reminds me of one of my visits to a casino hotel in 1987 after the market had crashed. There were the same number of guests; they were playing as much; there were the same number of employees; the casino was earning just as much money as a few days ago. Only the business' stock price had changed, which over the next year or two first returned to, and then dramatically exceeded, its prior high.

In 2001, after sharply rebounding, our investments' share prices have in most instances only returned to levels first reached three years ago...and, in many cases, are still below those prices. Although their earnings are, in most cases, at least 35-50% above levels then reached! In a 23 p/e, no earnings growth S&P 500 market, Baron Asset Fund commonly owns 10-12-15X earnings, 7-10X cash flows, 50% of asset values growth businesses.

Sun International, owner of the Atlantis resort on Paradise Island, Bahamas, has consistently increased its earnings during the past three years. In 2002, Sun will benefit from the recently completed expansion of its Caribbean resort and the soon to be completed Connecticut Mohegan Sun casino expansion. It should earn about $2.20 this year, more than $3.00 next year...and then likely achieve annual 15% growth. Its share price is about 12X current year earnings, 9X 2002 earnings. Sun's share price is about 30% less than three years ago when its prospects were less defined!

                                [GRAPHS OMITTED]

                 [Omitted graphs are represented by table below]

                                 BARON ASSET FUND     S&P 500*     RUSSELL 2000*


PERFORMANCE FOR THE QUARTER
ENDED JUNE 30, 2001                   9.3%               5.8%          14.4%

PERFORMANCE FOR THE ONE YEAR
ENDED JUNE 30, 2001                  (7.3%)            (14.9%)          0.7%

CUMULATIVE PERFORMANCE SINCE
INCEPTION JUNE 12, 1987 THROUGH
JUNE 30, 2001                       599.7%             476.7%         294.1%


*S&P and Russell are with dividends. The S&P 500 and Russell 2000 are unmanaged indexes. The S&P measures the performance of the stock market in general; the Russell 2000 of small and mid-sized companies.


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Vail Resorts' resort cash flow was $88 million in fiscal 1998, $119 million in fiscal 2001 and could reach $129 million in the year that began July 2001. Vail's shares were over $30 three years ago. Although more than 50% higher than a few months ago, Vail's shares currently trade for a third less than three years ago. Vail's cash flow multiple has fallen from 10X to less than 7X during the period!

Libbey has increased its operating earnings about 30% during the past three years, its per share earnings more since it has been repurchasing shares. In the current year, this business that depends principally upon replacement drinking glass sales to restaurants and other institutions will probably earn about $3.20 per share. Next year, Libbey's earnings could reach $3.50 and, if a recently announced merger with Anchor Hocking is completed, $4.50 seems possible! Libbey's shares are now selling for about 11X 2001 earnings, 8-10X 2002 earnings, depending upon when the Anchor Hocking purchase is completed. Libbey's shares currently trade for about 20% less than their price three years ago.

Polo Ralph Lauren's earnings have increased from $1.20 three years ago to $1.71 in the year that ended March 2001. In the current fiscal year Polo's earnings could reach $1.95 per share. Its p/e multiple has fallen from 25X to 13X in the past three years and its share price is currently about 20% below its peak in 1998, despite good prospects to double fiscal 2002 earnings in the next four years!

Southern Union has increased the size of its business by more than 50% since January 1999 and made several apparently very successful investments to boot. Its shares, nevertheless, trade for less than the level achieved more than two years ago! Southern Union's shares are currently valued for about $1,500 per customer, 1.25X book value and 10X EBITDA. The company expects to increase annual cash flow $50 million within the next year which could boost its business' value sharply. Acquisitions of gas utilities by electrics have commonly taken place at $2,500 per customer and more than 2X book value. At $2,500 per customer, Southern Union shares, due to balance sheet leverage, would be valued for about 2 1/2 times their current level.

Choice Hotels has increased its earnings during the past three years almost 70%. Its share price has more than doubled in the past year but only recently returned to levels first achieved three years ago! We think Choice's current p/e, 14X 2001 earnings, 12X 2002 earnings, does not reflect its prospects for long term 15% annual income growth.

BARON ASSET FUND
INVESTS FOR THE
LONG TERM...
AT ATTRACTIVE PRICES...
IN NON-TECHNOLOGY, SMALL-CAP AND MID-CAP BUSINESSES POISED FOR GROWTH...

Small cap...unique, growth businesses, value priced...with lots of opportunities to become mid-cap and, even larger businesses. And, as these businesses become larger and more successful, we think investors will more highly value their earnings, cash flow and assets...their p/e, cash flow and asset multiples will expand. These high potential, but higher risk businesses, are our seedlings. ...40.8% of Baron Asset Fund's holdings.

Mid cap...our education, services, healthcare, media and retail businesses that were purchased when they, too, were small cap businesses but have since become successful...and been accorded more appropriate, but still discount to larger company, valuations. The "sweet spot" for Baron Asset Fund when multiple expansion begins...35.2% of holdings. Historically our successful small- cap investments became mid-cap investments. Baron Asset currently makes new investments in both small-cap and smaller sized, mid-cap businesses.

Large cap growth...these are the businesses purchased when they were smaller but have been so successful they have become both larger and more highly valued by investors. These business investments are harvested to obtain resources to invest in our favorite small and mid-sized businesses. Baron Asset currently owns only one large cap business, Charles Schwab, that we purchased initially in 1992 when its market cap was below $1 billion but which has since multiplied many fold. More than half our Schwab shares have been sold in the past two years (see below). Our other large cap investments have been sold as well. ...7.7% of assets...

TURNAROUNDS? WE THINK SO... SEE IF YOU AGREE

Baron Asset Fund does not, in the ordinary course, invest in "turnarounds." Notes follow about three long term growth stock investments (Charles Schwab, NTL and Sotheby's) whose share price declines in 2001 significantly penalized the very strong performance of our small and mid-cap holdings. Charles Schwab shares have fallen nearly 50%, Sotheby's by a third, NTL by two thirds...and, we think, have become "value" stocks offering unusual potential.

FINANCIAL SERVICES

Charles Schwab. Since the first quarter of 1999, Baron Asset Fund has sold more than half our Charles Schwab shares at prices averaging nearly three times current levels and many times our original cost in 1992. Unfortunately for us and for our fellow shareholders, during the past nearly three years Baron Asset Fund continued to hold nearly half its Schwab shares. Schwab's share price at present is still almost fifteen times our



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initial cost in 1992 when the company's market cap was just $900 million. That was when we believed Schwab was about to revolutionize mutual fund distribution...which it has!

Schwab's stock price began to fall two years ago because its share price had grown much faster than its business. Schwab's most recent share price decline is likely the result of that firm's below normal operating earnings. We think Schwab's lower than normal 2001 earnings are principally the result of its baby boomer customers' 2000-2001 bear market investment losses. Fewer customer trades, five trades per year per $100,000 account vs. six per year pre-1999; below normal customer margin borrowings, 1.2% of customer assets vs. 2% pre 1999; and compressed trading spreads, the negative impact of decimalization, not yet offset by higher fees, increased customer trading activity, principal gains and institutional sales are the proximate cause. Were Schwab's customers to resume their pre-1999 investment behavior, Schwab's 2001 earnings would approximate $.70 or .80 per share, not the $.40 or $.50 estimated by most analysts.

We think Schwab's customer assets can increase from about $860 billion at present to more than $2 trillion in four or five years. They were $60 billion in 1992 when we first invested. Further, we expect Schwab to soon implement explicit market maker fee pricing to offset the narrower NASDAQ spreads resulting from decimalization. Goldman Sachs recently informed its institutional customers that it will begin charging an explicit market maker fee, similar to an exchange specialist fee, to offset decreased revenues from the regulator-mandated, narrower trading spreads. We expect other market makers to follow Goldman's lead with new NASDAQ explicit fee pricing to offset the loss of implicit spread fees. Schwab's earnings under "normal" circumstances in four or five years could reach $2.50-3.00 per share. Schwab's share price under those favorable circumstances could increase fivefold.

Schwab's stated goal is to have its customers add $200 billion per year to their accounts rather than the estimated $100 billion annual increments at present. If the firm increases revenues per dollar of customer assets by 10 to 20 basis points from 65 basis points, either by charging for advice or some other services revenues, it should earn even more. ...and, its stock price could do even better. Merrill and most other full service brokers obtain more than twice Schwab's revenues per dollar of assets. Schwab is currently valued for about 2.4% of its $860 billion customer assets. This compares to more than 7% of assets two years ago and 1.5% of customer assets when we first invested in 1992.

COMMUNICATIONS

Since 1999, Baron Asset Fund has sold about one third of its holdings in NTL for more than $40 per share, which happens to be more than four times our initial cost in 1993. But, unfortunately for us and our fellow shareholders, we continued to hold two thirds of our NTL shares as its share price, like most other communications stocks, plummeted. Since January 2001, NTL's share price has fallen more than 65% and, after increasing tenfold from our original cost in 1993, it has now fallen below 1993's price level! The proximate cause of the recent share price decline was the 30% plus decline in the price of NTL's publicly traded debt securities during June 2001. While Baron Asset Fund usually avoids investing in highly indebted businesses, we made, I made, NTL an exception by continuing to hold its shares. And, boy, do they have a big balance sheet! Nearly $19 billion in senior debt, subordinated debt, convertible debt and preferred compared to current market value for equity of only about $2 billion and book value of equity at March 31 of $7.1 billion. But do we think NTL will ever regain its glory days? In a word, yes.

Most telecommunications stocks have fallen sharply during the past year. The principal reason has been excess communications capacity built in the past few years and current cash flows that cannot service debt incurred to build that capacity. In what we thought a terrific front page story about Level 3 and Quest on June 5, 2001, The Wall St. Journal described what happened to communications businesses during the past two years. We strongly recommend you read this article. The bottom line? Both debt and equity capital were readily available to these businesses and, like real estate companies which follow the maxim, If you lend me money, we'll build it, so did these businesses. The reason investors were willing to provide communications businesses with low cost capital had been the idea that projected very strong growth of data communications and the Internet would require and absorb enormous increases in communications capacity. Excess communications capacity in the United States currently exists principally in too many long distance fibre backbone networks. Excess capacity was also added by competitive local exchange carriers. These smaller, leveraged businesses attempted to overbuild local telephone businesses, i.e., compete in the last mile using telco switches, and were frustrated by the larger telephone businesses.

NTL, although a leveraged communications business, is different. It is not just another long distance fibre network. It is not just another CLEC. NTL was awarded a monopoly cable television franchise in England eight years ago when that country had only four television channels and Rupert Murdoch's satellite television service, Sky Television. Further, NTL's new system was permitted to offer telephone services.



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Most surveys at the time indicated U.K. residents just hated the incumbent telephone company, British Telephone, because of its expensive and lackadaisical service. NTL believed it could create competitive advantage by building a modern cable television system with siamese wires: coax cable and copper wire. NTL's system now offers businesses and consumers telephone as well as cable television and other communications and entertainment services. NTL, by bundling telephone services with cable services, offers U.K. consumers a better deal than they had been, and still are, receiving from incumbent providers. In addition, and fortunately for NTL since it has already completed construction on 8.3 million of the more than 12 million homes in its trading area, demand for high speed data communications, both by businesses and consumers, is increasing dramatically. ...offering that company additional, very large, potential revenue streams. Further, while capital markets were still according high value to NTL in 1999, France Telecom and Microsoft invested $5.5 billion in NTL convertible preferreds when its share price was nearly five times current levels. The company raised billions more last year and earlier this year when its share price was also a lot higher than now.

Since obtaining its U.K. cable television franchise in 1993, NTL has invested more than $14.3 billion to build its U.K. network, acquire communications towers in the U.K. and Australia and acquire cable television systems in European "capital cities," the most affluent markets on the continent. Once NTL completes the physical upgrade of its European cable television systems, it expects to provide the same services to those customers it is now offering in the U.K., e.g. television, telephone, high speed access and other digital services. Since NTL has completed most infrastructure spending, its capital expenditures are now falling sharply. NTL has successfully completed significant refinancings during the past several months. The company now has no significant long term debt refinancing obligations until 2005.

During 2000, NTL increased revenues 79% to $2.8 billion, EBITDA 63% to $344 million. NTL, development and acquisition focused since its inception in 1993, is now focused on increasing profitability. We think its EBITDA could top $750 million this year, $1.4 billion next and $3 billion per year by year end 2003. NTL operating margins last year were just 12%. That is about half the level achieved by Telewest, the second largest cable franchisee in the U.K., and about a quarter the level achieved by United States' cable systems which do not yet offer the advanced and higher revenue producing services available on NTL's U.K. network. Further, with as much as 65% home penetration in its mature markets and its system overall a little more than 32% penetrated, NTL has significant opportunity to boost results system wide. Especially when compared to 65% penetration achieved to date in mature markets like the United States.

With largely success-based capital expenditures, modest relative to potential revenues, NTL in 2001will boost sharply its very profitable, high speed Internet access customers. From 26,000 customers at March 31, these $40 per month incremental revenue customers could exceed 100,000 by December and more than triple again the following year. Initial marketing to NTL's ConsumerCo customers, about half its total with above norm demographics, in July, could boost results further. In June, rate hikes of $5 per customer per month have been achieved with less than normal "churn" adding more than $150 million to NTL annual cash flow. Potential operating savings of hundreds of millions from personnel reductions will help. So will lower interconnect costs, savings that could reach $75 million per year, and will dramatically boost margins and cash flow in the short term. In addition, the possible combination of NTL's tower business, $170 million cash flow this year, an estimated $210 million next, with that of France Telecom's and a subsequent share offering of a portion of that enterprise could further enhance NTL's liquidity.

CONSUMER SERVICES

Sotheby's. We have written often of this investment in our letters during the past two years. ...first of our interest in Sotheby's since its initial public offering in 1988; of our initial purchases of Sotheby's shares more than ten years later at prices lower than its shares reached in 1988 and 1989; of the initial success of our Sotheby's investment after its management established a joint venture with Amazon.com to allow independent franchised Sotheby's dealers worldwide to sell moderately priced art, antiques, furniture and collectibles through the Sotheby's Internet site; of an apparent offer by LVMH in late 1999 to acquire the company for $47 per share; and, finally, of the price fixing conspiracy with competitor Christies that forced Sotheby's chairman and president to resign, resulted in large fines and from which Sotheby's is only now beginning to recover.

Although the vast majority of the fines levied on Sotheby's have been paid personally by the company's controlling shareholder and former chairman, A. Alfred Taubman, closure has not yet been achieved. The company's former president, Ms. Dede Brooks, has pleaded guilty to a principal role in the price fixing with Christies' executives. Ms. Brooks has represented she did so following the instructions of Mr. Taubman while Mr. Taubman has said Ms. Brooks acted on her own. Mr. Taubman has been indicted and his trial on these charges is expected to take place this fall.





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Christies was given immunity from criminal prosecution for evidence it provided regarding the conspiracy. But, a number of Christies' executives who are apparently either implicated in this conspiracy or who knew about it at the time and did nothing to stop it remain employed by Christies.

Anyway, Sotheby's has retained J.P. Morgan Chase and Morgan Stanley to represent Sotheby's for a possible sale of its business. We think this is likely to occur sometime after Mr. Taubman's trial, sometime during 2002. So, the question arises, what's Sotheby's worth? Art & Antiques estimates there are more than $20 billion auction/dealer transactions every year in art, antiques and valuable furnishings. Sotheby's and Christies each do about $2 billion. Phillips a lot less with its "buy at retail, sell at wholesale" strategy. In fact, many question how long that company will persist with its money losing strategy. With Christies tainted, Phillips not doing very well and many dealers vulnerable to the Internet, we believe Sotheby's has significant opportunity for meaningful market share gains. Greater trade transparency would help, especially if Sotheby's becomes known as the place where buyers and sellers always get the fairest and best price. Sotheby's adoption of an NASD-like Rules of Fair Trade to provide its customers with greater transparency could narrow bid-ask spreads and increase trading activity substantially. The Internet permits this and the company's competitors apparently have little interest providing their customers with that information.

Sotheby's Internet strategy was, and remains, we believe, brilliant...using independent dealers to sell on their web site a guaranteed authentic product. And, to remove operations costs from Sotheby's. The problem was its flawed execution. Sums invested were far beyond the amounts from which a reasonable return could be achieved...and were a lot more than would have been spent had the business been privately owned and individuals had to invest the money from their own pockets. The bottom line? Sotheby's opportunity to use the Internet to reduce costs and grow its business remains substantial.

Finally, the financial services opportunity. Sotheby's is the only asset based lender for art and antiques. Its loan portfolio of about $200 million is small relative to the value of art and antiques in private hands, a value that's probably in the hundreds of billions. An especially attractive treasure trove of assets, probably tens of billions, is held for safekeeping by individuals in hermetically sealed rooms in heavily guarded warehouses in Switzerland's freeports, Zurich and Geneva. This principally to keep those assets from taxing authorities in European countries in which the individuals reside. We think Sotheby's has the potential to increase its loan portfolio ten times. We believe Citicorp's art loans to individuals, for example, which must be backed by the cash flow and other assets of the borrower, are already in excess of $500 million. In addition to asset based lending, Sotheby's attraction to a large private bank is clear. It would provide that bank with the ability to offer its clients another service to tie the client and his or her family to the bank for generations.

So, what is the financial value of Sotheby's? ...in addition to its obvious strategic value to private banks, a consortium of wealthy collectors or high-end retailers? We think the company's core operating earnings, about $100 million two years ago, could be increased four times in four or five years with the right well financed strategic partner. So, its value is certainly a lot more than the billion dollars currently accorded it by NYSE investors. How much more we'll have to wait and see when it is in the interests of all the principal shareholders of Sotheby's to sell...which, as we noted above, could probably be sometime in 2002. But, of course, it wouldn't exactly surprise us if Sotheby's were sold tomorrow if Mr. Taubman perceived it to be in his best interests to do so.

RECENT DEVELOPMENTS
-------------------

FINANCIAL SERVICES

Charles Schwab. One of Charles Schwab's most important initiatives in 2001 has been to improve its relationships with the more than 5700 independent investment advisors (SIM) who domicile their customers' assets at Schwab. SIM's customer assets at December 31, 2000 represented $234 billion, about 27% of Schwab's customer assets. These independent firms, each with customer assets ranging from tens of millions to more than a billion dollars, provide fee-based financial advice and investment management to their customers. SIM customer assets have grown strongly during the past ten years. Schwab has always strongly supported these firms. For example, one successful innovation, Schwab's AdvisorSource, refers to SIM qualified investors seeking advice and investment management.

In 2001, Schwab initiated new efforts to provide SIM with more cost efficient back office systems and additional tools for asset aggregation. Schwab is using e-mail alerts to replace SIM phone interactions. e-mails from advisors have increased sharply while costly and time consuming phone queries have been reduced. This effectively lowers SIM costs and improves service. SIM client accounts can now be opened and started electronically. Schwab believes its SIM advisors are unable to invest in technology at attractive prices due to their small scale. They are thus unable to cost effectively acquire services necessary to efficiently operate their businesses. Further, it has likely been difficult for





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SIM to keep services purchased from becoming obsolete. Schwab will offer SIM:
portfolio accounting, web site construction, maintenance and hosting. It will soon provide a Virtual Office, a suite of services required by its advisors. In addition to tying its advisors closer to Schwab, it will allow Schwab to obtain additional benefits from its huge annual technology capital investment budget.

Schwab also plans to provide SIM with tools to accelerate growth. A recent example is Managed Account Select. This enables SIM to perform manager due diligence easier, faster and at lower cost. Callan, a premier name in manager research, will offer that research to SIM, reducing fees and paperwork. In addition, Schwab will negotiate lower fees with selected investment managers as preferred providers on behalf of SIM. U.S. Trust will also offer SIM administrative trustee services under favorable terms.

On June 14, Schwab announced a highly strategic transaction. Goldman Sachs acquired investment bank Epoch from Schwab, T.D. Waterhouse, Kleiner Perkins, Benchmark and two others. Epoch had been formed to provide access to IPO's for Schwab's clients but had only managed to do twelve deals in the past two years. More than $75 million was invested in this business and it had continued to lose money. Deal terms were not disclosed but we believe they were favorable for Schwab. Epoch has developed technology that will let its new owner, Goldman, the largest investment bank, electronically determine likely demand for new issues from more than 10 million Schwab and Waterhouse retail accounts holding more than $1 trillion assets. These investors are most attractive to issuers since they purchase, in the aggregate, newly issued securities in aftermarkets, not "flip" them. Goldman, with its strong institutional distribution, now has complimentary strong retail distribution through Schwab that will allow it to better compete against retail behemoths like Merrill Lynch. Further, Schwab will now be given access to Goldman's investment research, a coup for SIM and Schwab's premier Signature Services clients. Schwab had tried to obtain access to Goldman Sach's research for years, but that research had never before been offered to Schwab on commercially acceptable terms. Goldman likely spends more than $800 million per year on investment research. We think this transaction will be the start of these two firms working together ever more closely.

MANUFACTURING

Libbey. In mid June, Libbey announced the acquisition of Anchor Hocking from Newell Rubbermaid for $332 million cash. The purchase price represents about 6X trailing cash flow before any synergies and before tax savings which have a present value of about $40 million. The acquisition will increase Libbey's sales about 50% and be immediately and substantially accretive to earnings. We expected Libbey to earn about $3.50 per share next year before its acquisition of Anchor Hocking. Post the acquisition and depending upon how long it takes to integrate the two businesses, earnings could increase an additional $1 per share.

Anchor Hocking manufactures and sells drinking glasses, principally through mass merchant retail channels. This is a good complement to Libbey's foodservice business and is a business segment in which Libbey has never been particularly effective. Among the potential synergies available to the combined businesses are the use of Libbey technologies in Anchor Hocking glass plants. It is the norm for Libbey's engineers to improve glass manufacturing productivity 1-1.5% per year. This means that every year defects in the manufacturing process are less than the year before, pure profits for the company, useful to offset continuing inflationary cost pressures. Libbey has recently made a more substantial advance in productivity technology that is now being deployed throughout its facilities. This could also be used in the Anchor Hocking facilities to make those plants more cost competitive. In addition, Libbey has recently developed new technology to manufacture thin stemmed, wine glasses, products that it has not previously been able to manufacture. These products, more expensive and higher margined than its traditional foodservice goblets, represent about $60 million annual sales for Durand, the leading French manufacturer. While it takes a while to gain acceptance for new products in foodservice, their introduction into retail distribution can occur much faster. Thin stemmed glassware could be an important plus for Anchor Hocking sales.

EDUCATION

Apollo...two young assistants in our office recently enrolled, independently of each other, one for an MBA, the other to complete her college education, with Apollo's University of Phoenix On-Line. Since University of Phoenix On-Line, 90% owned by Apollo, has terrific enrollment growth and just as terrific earnings growth, and Apollo continues to add new University of Phoenix physical campuses while its "same store" campus enrollments continue to increase, we should have really been penalized if we missed this one! The continuing strong growth of our education businesses, Apollo, DeVry and Education Management, stands in sharp contrast to the disappointing results being achieved by most businesses in the currently very difficult U.S. economy.

UTILITIES

Southern Union. When I was growing up, my family used oil to heat our home. And, if the oil truck didn't show up to fill our tank, we didn't have hot water. Always on, clean energy, domestic-





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sourced, natural gas is clearly the preferred way to heat your home. ...which is why gas utilities continue to add customers in their existing markets at the expense of oil and electric companies. Southern Union is now the fourth largest gas utility in the United States. During the past year Southern Union's management has demonstrably increased its focus on its core gas distribution business. Several assets and businesses extraneous to that business were sold.
An office building for about $20 million. In June, oil and propane distribution businesses for somewhat less than $20 million. A little more than half the shares owned by Southern Union in alternative energy provider Capstone for $68 million. Not too bad since 100% of that investment cost Southern Union about $10.6 million. And, at the start of the June quarter, Southern Union still held Capstone shares valued for about $35 million. An additional $60-80 million of non-core businesses have also been targeted for sale. The proceeds from these asset and business sales will be used to reduce debt. Further, Southern Union continues to hold two significant investments in privately owned technology businesses, an optical switched, high speed, Internet access service and a scheduling portal. These investments could significantly boost Southern Union's core business profitability. They, as did Capstone, could also become very profitable investments. A trial for the company's lawsuit seeking substantial damages against Southwest Gas and Oneok is scheduled to begin November 12. Also included in that trial are lawsuits by Southwest Gas and Oneok against each other and countersuits by those companies against Southern Union. Whew! About
$10 million annual Southern Union legal expenses, once this litigation ends, will be eliminated. Changed accounting conventions regarding goodwill amortization could boost Southern Union's reported income $20 million per year beginning January 2001. And, as we noted before, Southern Union has targeted $50 million annual operations' cost savings this year. Southern Union's increased focus on its gas distribution business coupled with improving profitability could soon attract new investors...and, perhaps, suitors.

THEMES
------

Baron Asset Fund attempts to focus its investments in businesses that can benefit from what we call "megatrends." Megatrends, long lasting, societal, governmental and demographic trends, lead to several of the investment themes listed below that offer businesses opportunities to grow faster and increase profits for an extended period of time.

Broadband. With increased demand from businesses and consumers to access more information through the Internet, we think even the huge fibre optic capacity recently built will, over time, be "lit." We have chosen to focus our investments on the "last mile," connections to the home, where there is not so much competition...and where there is the potential to benefit from the massive investments by others in long distance, high speed network capacity. We are also interested in content providers and the tower businesses that allow wireless to function better. More towers are needed both to effectively send data as well as to improve voice communications. NTL. Citizens Communications. MGM. American Tower.

Demographics. Baby boomers are becoming grandparents. Births are going up in America. You don't have to go beyond our office to see it. With just 46 employees, our firm has had eight babies in the past year...either it's something in the water or our maternity policy may be too liberal? We've chosen to invest in businesses that provide kids-oriented entertainment, vacation second homes for "nesting." Sun International. Vail.

Labor arbitrage. A very important opportunity for many businesses is their ability to "arbitrage" skilled labor costs in different parts of the globe. One of my personal favorite chief executives, Flextronics' Michael Marks, taught me this one. Michael heads one of the most profitable investments ever for Baron Asset Fund, 20X appreciation in six years (large cap Flextronics remains an important holding for Baron iOpportunity Fund). Michael's strategy is to locate his manufacturing plants around the globe in markets, e.g., China, Mexico and eastern Europe, that have highly skilled, low cost labor. Among our holdings that have "labor arbitrage" opportunities are furniture manufacturers Ethan Allen and Industrie Natuzzi, consumer necessity retailer Dollar Tree and luxury goods manufacturer and retailer Polo Ralph Lauren. China manufacturing and sourcing are already important for Polo and Dollar Tree. They could soon be so for furniture manufacturers Ethan Allen and Industrie Natuzzi. Libbey has established a glass manufacturing joint venture in Mexico to better utilize its unique United States' wholesale foodservice distribution. About half the cost of glass manufacturing in the United States is labor. Labor costs in Mexico are a fraction of U.S. labor costs. Manor Care is employing highly skilled programmers in India at a fraction of their cost in the United States to build a very profitable scrips business. Low cost communications networks have allowed this to occur.

Healthcare. This one's easy. With advances in medicine and healthcare, the elderly population, age 85 plus, is growing 3X the rate of the general population. Manor Care. Healthsouth. Trigon Healthcare.

Baby Boomers. America's second largest population segment...their children, Gen X, are the largest...and, boomers are the wealthiest. Financial services for the





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baby boomer. Charles Schwab. There is no company better positioned.

Hispanic population growth. This one's also easy. Hispanics are growing more than 5X the rate of the general population. Univision. Hispanic Broadcasting. Smart & Final.

Affluence. Millionaires are one of the fastest growth segments of our population. Vacations, retail and services that cater to this segment are obviously of interest. MGM Grand. Valvino LaMore. Vail Resorts. Sun International. Charles Schwab. Polo Ralph Lauren. Sotheby's.

Education. In a technology-based society, it is increasingly difficult to obtain a job and, therefore, provide well for your family without education beyond high school. Our for profit colleges serve well the need for further education and earn a lot and grow consistently doing so. And, by the way, there are significant barriers to limit competition. Apollo. DeVry. Education Management.

Internet. "All businesses will become Internet businesses or they won't have a business," says Andy Grove of Intel. We're paranoid, also to quote Grove, "Only the paranoid survive," about investing in forward thinking executives who want to take advantage of technology advances to improve their businesses and the services they provide to their customers. We want to be certain that we don't invest in "buggy whip" or "silent film" businesses.

RECENT PORTFOLIO
ADDITIONS
---------

New Investments. Media companies Harte Hanks and Readers Digest. Health care provider Healthsouth and managed care business Trigon Healthcare. Casino hotel MGM Mirage. Movie producer Metro Goldwyn Mayer. And, privately owned assisted living facility Sommerford and casino developer Valvino La More. You'll be hearing more about these investments and others in coming shareholder letters when the value of a new investment exceeds $20 million. We expect Baron Asset Fund to make regular additional $20-40 million investments in small and mid-cap businesses.

Sommerford. This assisted living business is a partnership between Stewart Bainum, Manor Care's and Choice Hotel's chairman, Baron Asset Fund and Sommerford's management. Sommerford's management previously built and operated Manor Care's assisted living facilities before the nursing home company merged with HCR. Baron Asset Fund has invested about $7 million to date in this business. During the past few years it has become apparent there are significant opportunities for assisted living homes to provide better residential services for the elderly than nursing homes. Especially since nursing homes have become more focused on providing care for the infirmed than residential services for the elderly. Capital was recently widely available to too many builders who built too many assisted living facilities. As night follows day, many of those builders, just as quickly as their projects were completed, discovered they were not so easy to operate and filed for bankruptcy. Sommerford recently built several homes and has acquired several more from others, in instances for much less than their cost only months ago. Sommerford is a book value investment that will be carried at cost until there is an intervening equity financing. This investment offers the Fund an opportunity for several fold appreciation during the next five years.

Valvino LaMore. Forbes' July 23 issue article titled "Show Stopper" notes that "Las Vegas waits as Steve Wynn quietly dreams up his latest project..." "...With few exceptions, Wynn is about as close as it gets to a sure bet. With every new project he's almost always ushered in a new cycle of casino building and euphoria on Wall Street." Baron Asset Fund invested $20.8 million, a little more than 0.5% of our assets, in this project at appraised book value per share. Steve Wynn and Japanese billionaire Kazuo Okada are the two other investors. We believe if this project is successful, we could earn at least five times our cost over the next five to eight years. We will value Valvino LaMore at our cost until there is an intervening equity financing. Steve was anxious for us to be his partner in this project although our investment was small compared to his own and Mr. Okada's. The reason? "Ron is my good luck charm," he told more than one Wall Street investment banker seeking to arrange mortgage financing for Steve's new resort hotel. Baron Asset Fund had been a shareholder of Mirage Resorts from 1987 through 2000 when it was sold to Kirk Kerkorian's MGM Grand, now MGM Mirage, at about 20X its value in 1987.

OTHER DEVELOPMENTS
------------------

TENTH ANNUAL BARON
INVESTMENT CONFERENCE. OCTOBER 19, 2001. GRAND HYATT HOTEL. NEW YORK CITY. GREAT SPEAKERS.
SURPRISE ENTERTAINMENT.
DON'T MISS IT.
-------------------------------------------------------------------------------

For details, please see page 5 in the preceding Baron Funds' letter. Please RSVP as soon as you can to receive your tickets. We're looking forward to seeing you in October.

PRESIDENT FORD

In our March 31, 2001 shareholder letter, I wrote about what a thrill it was for my sons and me to meet the former President at a Christmas cocktail party in a small tavern in Vail. I had never before shaken hands with a President. In May, I received the following note.

BARON ASSET FUND
--------------------------------------------------------------------------------

May 17, 2001. Dear Ron: I enjoyed reading your current semi-annual letter, especially the portion involving our meeting at the Christmas tree lighting in Vail. As you know, Betty and I love the Vail Valley, winter or summer. Hope our paths cross again in Vail/Beaver Creek. Please extend my best to your sons. Warmest regards, Gerald R. Ford.

Wow!

THANK YOU FOR INVESTING IN BARON ASSET FUND

We recognize that, for most individuals, deciding how to invest your hard earned savings, probably even whether to invest your hard earned savings, to pay for your childrens' education, a new home or your retirement is one of your most difficult decisions. It must be even more so now since so many stocks have fallen so dramatically in the past 16 months, the first "bear market" many of you have ever experienced. This, at a time daily newspapers are filled with reports about individuals who have lost a substantial portion of their assets by following brokerage recommendations. ...and, at a time when most financial reports seem so unremittingly pessimistic.

We believe that long term investments in a diversified portfolio of well chosen, common stocks are attractive for most individuals regardless of how old you are. A very large percentage of your assets if you're young, a lesser percentage as you get older. Although "bear markets" negatively impact the value of your current holdings, they allow you to purchase shares in growing businesses at value prices, a circumstance that has not always been the case during the past few years.

Baron Asset Fund's investment thesis is relatively uncomplicated. Invest for the long term in growth businesses purchased at attractive prices. Buying stocks at attractive prices reduces risk, we believe. We try to invest in businesses that we think will likely double in size, profits, cash flow or asset value, in three to five years. We assume that if a business doubles in size, so will its stock price. We, of course, cannot be certain we will continue to achieve our objectives. And, of course, our results have fallen short of our goals during the past three years.

We hope our quarterly shareholder letters and annual investment conferences have made it easier for you to determine whether Baron Asset Fund continues to be an appropriate investment for you and your family.

We want to thank you for choosing to join us as fellow shareholders. We will continue to work hard to justify your confidence. Again, thank you for your strong support.


Sincerely,


/s/ Ronald Baron

Ronald Baron
Chairman and
Portfolio Manager
July 16, 2001





                                       15

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[REGISTERED LOGO]


2    BARON GROWTH FUND



PERFORMANCE..................................................................16

RECENT PORTFOLIO ADDITIONS...................................................16

RECENT DEVELOPMENTS..........................................................18

OTHER DEVELOPMENTS...........................................................20



767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com



BARON GROWTH FUND
--------------------------------------------------------------------------------

QUARTERLY REPORT                                                  JUNE 30, 2001


[PHOTO]

Ron Baron, Portfolio Manager

DEAR FELLOW BARON
GROWTH FUND
SHAREHOLDER:

PERFORMANCE
-----------

Baron Growth Fund's performance for the three months ended June 30, 2001 was strong. The Fund's net asset value gained 18.7%, which compares favorably to the performance of the S&P 500's increase of 5.8%, the Russell 2000's increase of 14.4% and the NASDAQ's gain of 17.4%. Following a difficult first quarter when the Fund lost a little more than the small cap Russell 2000 but a lot less than the S&P 500 and NASDAQ, Baron Growth Fund's year to date gain at June 30 of 9.4% is better than all three indexes.

The Fund's small cap investments in "old economy" non technology businesses like education, health care, furniture, retailing, resorts, business services, oil services, chemicals, utilities, institutional glasswares, radio and finance have been very good performers. These businesses have grown significantly in the past three years but their stock prices, even after the very good performance during the past year and a half are, on average, at about the same level now as three years ago! And their p/e ratios and cash flow multiples are, on average, significantly lower. These businesses remain our focus and continue to be, in our opinion, undervalued at 10-15X earnings for 15-20% long term growth businesses, 7X cash flow for 12-15% per year growth businesses and 50% of asset values for businesses that could double in size in four or five years. These companies stand out even more in the current difficult U.S. economy. First, due to their long term consistent growth when compared to many larger businesses. This is due to the non-cyclical growth prospects for many of our businesses, e.g., healthcare, education and utilities. Second, for the "early cycle" aspect of many of our other businesses, their ability to increase earnings rapidly when a recession ends, e.g. retail, temporary help business services and media.

We believe that Baron Growth Fund's performance will likely soon better reflect the performance of the underlying businesses in which we are part owners. Baron Growth Fund's investment portfolio remains focused on fast growing, non-technology, smaller growth businesses with sustainable competitive advantages that, in our opinion, we can purchase at prices that do not yet reflect their favorable prospects. Our investment ideas have been developed by our firm's own research analysts. They are not the product of Wall Street brokerage firm recommendations. They are also derived, as are ideas, in general, for Baron Funds, from our "megatrends," long lasting societal, government and demographic trends and resultant investment themes.

RECENT PORTFOLIO
ADDITIONS
---------

During the last quarter, Baron Growth Fund made several new investments. Public elementary school management company, Edison Schools, specialty retailer California Pizza Kitchen, media company Harte Hanks, Hispanic radio company Spanish Broadcasting, outpatient surgery centers AmSurg and United Surgical Partners, health services supplier Millipore and supermarket private label food business Ralcorp that also happens, by an accident of fate, to be a large shareholder in Vail Resorts, were all

BARON GROWTH FUND
--------------------------------------------------------------------------------

recently purchased. The Fund is continuing to find interesting businesses in which to invest that we believe offer our shareholders very strong long term gains potential. We expect to report about these, as well as additional investments, in our future reports. Two recent investments are outlined below.

MEDIA

Since Harte Hanks was initially the idea of my associate Andrew Peck, our primary analyst on two other data base businesses as well, Catalina Marketing and ChoicePoint, I thought it would be appropriate for him to tell you about this company.

Baron Growth Fund began acquiring shares in Harte-Hanks during the second quarter. The company has been in business since the 1920's and once comprised a far-flung assortment of newspaper, television, radio, and marketing services businesses. By 1997, however, the media properties had been shed, and the company is now focused on two discrete businesses - direct marketing services and shopper publications. The direct marketing division, which accounts for about two-thirds of revenues, comprises a broad range of services that allow its clients - who include many of the largest retailers, banks, and high-tech firms - to identify, contact and service their customers. The division includes two major divisions. The Customer Relationship Management (CRM) group provides clients with technology to manage responses received from various marketing efforts, including direct mail, phone and, increasingly, email solicitations. Harte-Hanks helps clients assimilate this information into complex databases that allow them to offer high-quality customer service, and also to better direct future marketing efforts. In addition, this group helps clients build customized databases, which store and track customer information, and also provides the research and analytic services necessary to best utilize the data. The second division, Marketing Services, helps clients develop and execute targeted marketing campaigns. This group assists firms in managing their catalog and promotional mailings, as well as in devising campaigns for new product introductions.

Harte-Hanks is the largest independent company specializing in this niche, which we believe to be among the most attractive in advertising and marketing services. The effectiveness of most traditional media advertising has always been difficult to measure, so these are among the first expenditures to be cut during times of belt-tightening. The economic value of Harte-Hanks' services are easier to quantify because they allow clients to measure discrete marketing actions, like the effectiveness of a new product catalog or the value of a particular customer. As a result, we believe they should be somewhat less exposed to the widespread advertising slowdown.

Although the company's top-line growth has slowed during the past few quarters, its margin structure has remained intact through rapid reductions in operating costs. The company has made several successful acquisitions, and the current climate should provide many opportunities for further industry consolidation, as it has significant free cash flow and virtually no net debt. When the advertising market rebounds, and it will - 2001 is shaping up to be the first down year in advertising since 1991 - we believe this division should be well positioned to reaccelerate growth to double-digit levels with greater expansion on the bottom-line.

                                [GRAPHS OMITTED]

                 [Omitted graphs are represented by table below]

                               BARON GROWTH FUND      S&P 500*     RUSSELL 2000*


PERFORMANCE FOR THE QUARTER
ENDED JUNE 30, 2001                   18.7%              5.8%          14.4%

PERFORMANCE FOR THE ONE YEAR
ENDED JUNE 30, 2001                   10.5%            (14.9%)          0.7%

CUMULATIVE PERFORMANCE SINCE
INCEPTION JANUARY 3, 1995 THROUGH
JUNE 30, 2001                        286.3%            197.4%         124.4%


*S&P and Russell are with dividends. The S&P 500 and Russell 2000 are unmanaged indexes. The S&P measures the performance of the stock market in general; the Russell 2000 of small and mid-sized companies.

BARON GROWTH FUND
--------------------------------------------------------------------------------

The company's other business is `Shoppers Publications' - books of money-saving coupons and promotions that are printed weekly and sent to about 10 million homes in California and Florida. The company's printing technology allows it to customize each book to small groups of adjacent households, about 12,000 per mailing. This narrow targeting capability makes the books a cost-effective advertising vehicle for local businesses and services. Although not essential to the company's core business, this division is very profitable and grows at a respectable rate. Revenues are growing at mid-single digit rates and EBITDA margins are 22% and expanding. Capital expenditures are minimal, so the division generates substantial free cash flow. Management has long considered selling this division, which could be worth perhaps $700mm - compared with a total firm value of only about $1.5 billion.

We acquired the Harte-Hanks shares at what we believe are attractive prices. The company should generate cash earnings of about $1.45 in 2001 and $1.70 in 2002. Our cost is around $23, or 13-times next year's somewhat depressed earnings number, and less than 8-times cash flow. In addition, there are continual rumors that Harte-Hanks may one day be sold to Omnicom, Interpublic, or one of the other integrated global advertising and marketing services firms.

EDUCATION

Edison Schools. Since 1990, Baron Funds has been one of the largest institutional investors in for-profit education businesses. These investments, which include post secondary schools Apollo, DeVry, Education Management, Career Education and University of Phoenix On-Line, fit with our idea that high school graduates, the children of baby boomers, are increasing and that, to provide well for their families in an increasingly technological society, these individuals need to be educated beyond high school. Our post-secondary school businesses have conferred a great benefit not just upon their graduates by allowing them to obtain good, high paying jobs, but upon our society, as well, by creating taxpayers. Most importantly to you, our shareholders, these schools have grown significantly and their common stocks have reflected that growth and multiplied many fold. Our healthcare and education analyst, Susan Robbins, has been helpful in all these investments and, the driving force in several, most notably Apollo, Education Management and University of Phoenix On-Line. Susan, after reading about Edison Schools contract management of elementary schools before that company's initial public offering, thought the business could be interesting and invited Chris Whittle and Benno Schmidt, the company's two top executives, to meet with us. Chris and Benno, as well as other members of Edison's management, visited Susan and me on several occasions during the past eighteen months as they tried to convince us of the merits of their contract management of elementary schools. And, they were finally successful when we recently made an initial investment at slightly more than Edison's initial public offering price in November 1999. Although we have invested a relatively small amount in Edison Schools to date, we certainly hope our investment is based upon what our heads, not our hearts, are telling us. And, that this fast growing, early stage, but still not profitable business will soon become so.

Anyway, I thought that since this idea started as Susan's, I'd let her tell you about it. Edison Schools dominates the emerging business for private companies to manage public elementary schools. The basic concept? Edison's typical client is an inner city district plagued by failing schools and populated by an economically disadvantaged, minority student body. Edison typically spends less per student on administrative overhead and more in the classroom on instruction and infrastructure. Edison extends the school day and the school year so that kids spend more time in school than before, implements its proprietary curriculum and makes significant investments in teacher training and infrastructure, including computers for all children in second grade and above. Edison is paid for its services and investment in infrastructure the same state reimbursement per student that other public schools receive. Edison's challenge is to deliver on its promises of superior academic achievements for its students while recruiting, training and retaining strong teachers.

The kindergarten through grade 12 market is huge, with 92,000 public schools and $330 billion annual expenditures. Edison will have 75,000 students this September and a pipeline that should support 40-50% annual growth for several years. School site margins now approximate mid teens and could, over time, reach nearly 20%. Operating site margins must support Edison's central overhead costs that currently are $55-60 million per year but should grow significantly less rapidly than revenues. The company should achieve $535 million revenues in the fiscal year June 2002, and could reach $750 million the following year. Edison Schools could reach cash profits in 2002 and earn more than $1.50 per share within four or five years.

RECENT DEVELOPMENTS
-------------------

RETAIL

Krispy Kreme. Krispy Kreme reported very strong earnings, as expected, in the March quarter with all metrics exceeding expectations. Evidencing its mastery at self-promotion, when Krispy began to trade on the New York Stock Exchange,

BARON GROWTH FUND
--------------------------------------------------------------------------------

it gave away more than 40,000 hot donuts to downtown, passers-by creating quite a stir. In addition, boxes of Krispy Kreme donuts were sent to CNBC executives who just couldn't stop talking about the donut company during their morning show. I just can't imagine how much those mentions were worth. In June, Morty mentioned to us that one of the limited partners in one of our three private investment partnerships was a real estate investor in Baltimore who also happened to be a partner in the Krispy Kreme franchisee for Baltimore. "Would you like to talk to him?" Morty asked. Of course, Cliff and I jumped at the chance. When the three of us began our call with the executive, he began by asking Cliff about how he managed to invest in Krispy Kreme when so few thought it attractively priced and what due diligence did he perform? When Cliff responded by describing his conversations with the largest regional Krispy Kreme franchisees, all acquaintances of this executive, as well as his and Stefan's contacts with regional donut retailers, their visits to North Carolina and the rationale for our investment, you could almost see how impressed he was! When it was our turn to "depose" him, he confirmed to us our theories about opportunities with wholesale, coffee, smaller markets. "This business has so much momentum, it's hard to see it slowing for quite a while," he noted near the end of our conversation. Cliff has probably earned five times his money in the past year and a half, Baron Growth Fund has more than doubled its money in the past two and a half months.

Smart & Final's cash and carry foodservice stores in California and Florida are continuing their very strong comparable store performance. Comp sales in the first quarter were ahead 6.4%, and 4% in the second quarter against a 7% increase in the year ago second quarter. These results would be considered strong even in a good economy! Smart & Final has received some help from competitors' missteps. Costco is raising the price for its membership cards while its California stores are reporting declining customer shopping frequency and falling average transaction sizes. Albertson's acquisition of formerly popular Lucky's Stores in California apparently is going poorly. Lucky's prices have been increased at the same time its affinity card for frequent shoppers was eliminated. This has adversely impacted its customers' perception of value. The Lucky's name change to Albertson's was also not well received. Further, Smart & Final's institutional foodservice operations are on the mend. Florida has again become profitable and California, following the reengineering of its warehouse and the elimination of 25% of its workforce, will soon become so. Service levels have sharply improved, as well, to 97-98%. This means that when a customer orders something, he most likely gets what he ordered.

MEDIA

Saga Communications operates big city radio stations, research based with intense sales efforts, in small communities. Unlike competitive big city stations that are often difficult to distinguish one from another, Saga's stations are an integral part of their communities and would be sorely missed if they went dark. Localism to an extreme is Saga's motto with extensive involvement in community affairs, e.g., fund raising for childrens' hospitals. In the difficult 2001 radio advertising environment, Saga has paid special attention to cost containment efforts, i.e., they're rethinking how to achieve the same results with less spending...and achieving success. They're also providing more intense training to ad sales reps. Many radio businesses acquired stations at 20X cash flow during the past two years when business was strong. Their balance sheets were leveraged to do so. Saga, during that period of very strong radio industry results, acquired little. At present, Saga may be the least leveraged publicly owned radio business. We expect the company to make significant acquisitions at 10X cash flow in 2001 vs. the 20X acquisition multiples that prevailed during the past two years. Saga has recently increased its line of credit for acquisitions from $100 million to $200 million and has drawn $108 million to date. Even its expanded credit line could be increased $50 million with interest coverage remaining greater than 4-4.5X.

MANUFACTURING

On July 6, The European Union Commission gave antitrust approval permitting the purchase by OM Group of Degussa Metals Catalysts (dmc2). "The acquisition doesn't raise any competitive problems. The activities of the parties are complementary," stated the Commission. OM Group is a vertically integrated producer of high value-added, metals-based specialty chemicals. Its products are based principally upon cobalt and nickel and, although they are low cost relative to the end products in which they are used, OM Group's products are critical to the production process in many basic industries. OM's strong emphasis on research and development and its resultant new product introductions have enabled the company to achieve strong growth regardless of economic cycles. In addition, OM has made several acquisitions during the past five years and, uniformly, has integrated these businesses well...e.g., the acquired businesses have expanded their existing product lines and improved their margins, while diversifying OM Group's geographies and reliance upon individual metals. OM's vertical integration and strong operating disciplines, e.g., terrific employee productivity, low cost raw materials supplies and

BARON GROWTH FUND
--------------------------------------------------------------------------------

efficient use of capacity, have allowed it to be the low cost producer in its markets and to transfer those disciplines to its acquired businesses. OM Group had about tripled its revenues and profits per share in the five years since we first purchased our shares. And, this was before the acquisition of dmc2. dmc2's specialty metals chemical products, based on the precious metals palladium, platinum, rhodium and silver, complement well OM Group's existing products. The dmc2 acquisition should increase OM Group's revenues by about 50%. And, dmc2's EBITDA margins per pound, although a strong 15.7% last year, are about 20% less than achieved by OM Group! dmc2 will be purchased for $540 million, 6.3X EBITDA, a very attractive price considering OM Group's strong opportunity to improve margins through better raw material sourcing, improved productivity and rationalized capacity. dmc2's revenue growth could also be improved with the sale of complementary products to existing customers. We estimate OM will finance this acquisition about half with debt, half with equity. OM Group's shares are selling about 16X 2001 estimated earnings, 13X 2002 earnings... again not considering this acquisition ...which should boost results and reduce its p/e multiple further.

OTHER DEVELOPMENTS
------------------

TENTH ANNUAL BARON INVESTMENT CONFERENCE. OCTOBER 19, 2001. 8:00AM THROUGH 4:00PM. GRAND HYATT HOTEL. NEW YORK CITY. GREAT SPEAKERS. SURPRISE ENTERTAINMENT. DON'T MISS IT.

For more details please see page 5, Baron Funds' letter preceding this report. Please RSVP as soon as you can to receive your tickets. We're looking forward to seeing you this fall.

THANK YOU FOR INVESTING IN BARON GROWTH FUND
--------------------------------------------

We recognize that for most individuals deciding how to invest your hard earned savings, even whether to invest your hard earned savings, to pay for your retirement, a new home or the education of your children or grandchildren, is one of your most difficult decisions. We're certain it must now be even more so since so many stocks have recently fallen so dramatically...during the first "bear market" many of you have ever experienced. Not making it any easier to persist with your long term investing plan are current, unrelenting, pessimistic financial news and earnings reports.

We believe that long term investments in a diversified portfolio of common stocks are attractive for most individuals, regardless of how old you are. A large percentage of your assets if you're young, a lesser percentage if you're older. Although "bear markets" obviously negatively impact the value of your current shareholdings, they allow you to purchase shares in growing businesses at value prices, a circumstance that has not always been the case during the past several years. "Invest in good businesses, avoid debt and hold on for the long term," is the timeless advice we would pass on to our shareholders should they choose to invest in businesses on their own.

Baron Growth Fund's investment thesis is relatively uncomplicated. Baron Growth Fund invests for the long term in smaller growth businesses purchased at what we believe are attractive prices. Buying stocks at attractive prices reduces risk although investing in smaller companies increases risk. We try to invest in businesses that could double in size, i.e., profits, cash flow or asset value, in three to five years. We assume that if a business doubles in size, over the long term, so will its share price. We of course, cannot assure you we will continue to achieve our objectives.

We hope our quarterly shareholder letters and annual investment conferences have made it easier for you to determine whether Baron Growth Fund continues to be an attractive and appropriate investment for you and your family. We want to thank you for choosing to join us as fellow shareholders in Baron Growth Fund. We will continue to work hard to justify your confidence. Again, thank you for your strong support and interest.

Sincerely,

/s/ Ronald Baron

Ronald Baron
Chairman and
Portfolio Manager

July 16, 2001

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[REGISTERED LOGO]


3    BARON SMALL
     CAP FUND



PERFORMANCE..................................................................21

OUTLOOK AND APPROACH.........................................................22

NEW IDEAS....................................................................22




767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com


BARON SMALL CAP FUND
--------------------------------------------------------------------------------

QUARTERLY REPORT                                                  JUNE 30, 2001


[PHOTO]

Cliff Greenberg, Portfolio Manager

DEAR BARON SMALL CAP
FUND SHAREHOLDER:

PERFORMANCE
-----------

Baron Small Cap Fund had a strong June quarter gaining 19.4%, which compares favorably to the performances of the Russell 2000 and the S&P 500 of 14.4% and 5.8%, respectively. For the first six months of 2001, the Fund is up 8.9%, which is a satisfactory performance in a very choppy market.

At the end of June, the Fund had about $750 million in assets invested in about 55 securities. The top ten holdings made up 37% of the portfolio, which is a little lower than historic levels, yet in keeping with stated objectives. We maintain heavy exposure to the media, education and business services sectors and have built concentrations in healthcare and retailing. We have reduced our exposure to the communications sector and have eliminated our modest technology holdings. We ended the quarter with an 11% cash position, which is greater than normal, but we feel it is prudent and opportunistic to have a deeper well of cash to draw upon when the market presents us with opportunities.

During the quarter, most of our stocks performed well and our performance was very broad based. Our media holdings, especially Radio One and Westwood One rose on anticipation of better times for the radio industry ahead and comparatively strong same station results year-to-date for our properties. Radio One actually grew same station revenues 5% in the March quarter and projects similar growth in the second quarter versus an industry which is down 8% year-to-date. Westwood's revenues are flat vs. 2000, but managed mid-teens cash flow growth because of cost containment. We believe the industry will improve in the back half of 2001 as local advertising grows modestly and national advertising comparatively strengthens.

Career Education (CEC), Apollo Group and University of Phoenix Online, our education holdings, all continue to post spectacular results, with earnings per share expected to grow 35 - 100% in 2001 and we believe these growth rates can be sustained well into the future. Not only are these special companies with terrific business models, but the soft economy and weak employment outlook is, on the margin, helpful to these businesses as it encourages more people to go to school. We are also very pleased with the progress of many of the new initiatives these are developing: opening new schools, entering new states and expanding on-line offerings CEC's acquisition of Edutrek has gone amazingly well, as student populations have already doubled and can increase dramatically in time.

Krispy Kreme Doughnuts was up 122%, after the announcement of strong quarterly results, which handily beat estimates. We believe that the company's tremendous growth prospects are getting recognized by the market. As stated before, we feel the company's profits will grow over 50% per year and increase five-fold in time. This will be driven by a substantial increase in domestic store count through the franchise program, the entrance into smaller markets with varying footprints, improvement of the menu with new beverage offerings and global expansion.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

Other stocks that acted well in the quarter were long term holdings that were rebounding from depressed levels. They include Dollar Tree, ChoicePoint, Penton Media, SBA Communications and Province Healthcare. Our losers were UnitedGlobalCom, which continues to struggle because of funding concerns and its leveraged capital structure; Kenneth Cole Productions, whose results disappointed because of the tough retail climate and some fashion misses; and Heidrick and Struggles whose business has contracted quicker than even we expected.


OUTLOOK AND APPROACH
--------------------

Our outlook is the same as it has been throughout the year. The economy has slowed dramatically, however, we are believers that the conditions are temporary; that excesses in capital availability, consumer spending and stock valuation got us into this position. We believe these issues are cyclical, not structural, and will work themselves out in time. We do not profess to know when the economy will improve and are staying in close contact with our portfolio companies as our best gauge. Through their eyes we presently see conditions stabilizing, yet not improving.

Our role is to thoughtfully manage money through this difficult economic period. We are very optimistic long-term, though cautious about the near-term earnings outlook of most companies. However, we expect that the stock market will lead the economic recovery, so we are attempting to position ourselves to succeed presently and prosper when the sentiment brightens.

We expect, and have lived through so far, tremendous volatility as signals of economic revival come and go. The volatility is our friend as it creates opportunities to buy stocks at very attractive prices.

As we laid out earlier in the year, we have become less concentrated in the portfolio and are re-emphasizing investments in special situations and fallen angels. We are funding these purchases by selling some of our growth stocks when they are extended and reducing our exposure to companies whose prospects are further out in the future. The portfolio is now a pretty even mix of growth companies that continue to prosper even in this economy (for example, our education and healthcare holdings), terrific franchise companies that are oversold because concerns over near-term earnings outlook or some other company specific issues which we feel are meaningless to long-term success, and special situations which generally involve "change" - new managements, new capital structures or capital events and industries in transition.


NEW IDEAS
---------

I thought we would review some of the new ideas that are in the portfolio in each of the growth, fallen angel and special situation categories.

We have added several healthcare services investments year-to-date, as we are finding businesses that are prospering even in this economy, have strong, high ROI models, winning managements, and big growth potential. And we have been able to buy our positions at cheap valuations during downdrafts. An example is United Surgical Partners (USP), an owner/operator of surgery

                                [GRAPHS OMITTED]

                 [Omitted graphs are represented by table below]

                               BARON SMALL CAP FUND   S&P 500*     RUSSELL 2000*


PERFORMANCE FOR THE QUARTER
ENDED JUNE 30, 2001                   19.4%             5.8%          14.4%

ANNUALIZED PERFORMANCE FOR THE
THREE YEARS ENDED JUNE 30, 2001       10.5%             3.9%           5.3%

CUMULATIVE PERFORMANCE SINCE
INCEPTION OCTOBER 1, 1997 THROUGH
JUNE 30, 2001                         61.7%            35.7%          18.5%


*S&P and Russell are with dividends. The S&P 500 and Russell 2000 are unmanaged indexes. The S&P measures the performance of the stock market in general; the Russell 2000 of small and mid-sized companies.



                                       22

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centers. These are facilities where doctors perform surgeries that do not require extended hospital stay. USP was founded by Don Steen, who was a pioneer in this niche and sold his former company, Medical Care International, to Columbia-HCA. Outpatient surgery procedures have grown from 15% of all surgeries in 1980 to about 70% presently as new techniques and technologies have expanded the types of surgeries that can be done outside hospitals. Payers and patients prefer the outpatient environment. Doctors like the settings, too, for both medical and financial reasons, in that doctors often own equity in the centers, which provides supplemental income. USP has a unique model, in partnering with both doctor groups and hospitals in developing facilities. Standardly, its facilities are owned one-third by each constituency and USP is the managing partner. The facilities have terrific development economics, providing overall returns of over 30% and strong internal dynamics. USP's facilities grew same facility revenues 15% in 2000 and early 2001, primarily through additional cases, and we estimate this level of internal rate is sustainable. Cash flow is growing significantly faster. We feel that the stock is cheap against its existing facilities (34 surgery centers and 9 surgery hospitals) and at 12 times 2002 cash flow from these facilities, the stock is worth double what we paid. We are very excited about the opportunity to develop additional facilities and believe that the company will be successful in signing additional master agreements with renowned health systems to develop multiple new units. This, hopefully, would mean our returns as shareholders are more open-ended. We also own another surgi-center operator, Amsurg, which runs 90 units in 50/50 partnerships with doctor groups and also is a very exciting and fast-growing company.

AMC Entertainment is a recent purchase and an example of a special situation we favor. AMC is the largest public operator of movie theaters. The theatrical exhibition industry is undergoing dramatic change. Starting in 1995, the industry went on a tremendous new building binge, adding 8000 net new screens to a base of 29,000, a 25% increase in capacity. Yet demand grows about 2% per year. Though lots of the new theaters were upgrades and successful in their own right, the total supply overwhelmed demand and caused significant cannibalization. Since a lot of operators were leveraged, the result is that 11 exhibitors, controlling over 40% of the industry screens, filed for bankruptcy in 1999 and 2000. Though it has not yet all sorted out, we expect that the results of bankruptcy will be a much more consolidated and rational industry, with all operators significantly shrinking their screen count.. We believe that between 15-20% of today's screens will close in the near-term, which will bring supply back into sync and benefit existing well-positioned operators.

AMC was recently recapitalized with the infusion of $250M by Apollo Advisors which bought 60% of the enterprise. We purchased our position at the same time. The thesis is that AMC Theaters will gain back audiences as competing theaters are closed, which should enable same theater attendance to grow 15-20%, back to pre-1995 levels. Such an attendance rebound would grow cash flow per theater over 50%. AMC also has many other levers to growth. They are hoping to buy additional screens in the bankruptcy process at knockdown prices (and they are presently bidding to purchase General Cinemas) and build new screens in choice locations - both enabled by their superior capital position. They believe that advertising before the movie begins could become a meaningful business, as it is in Europe. And the theater industry will somehow be compensated to digitize their theaters, which the movie industry is desperate to have occur. We purchased our position at around 6 times current-year cash flow and believe that the cash flow can double over the next three to four years, that the multiple will expand, and the stock is potentially worth four times our cost.

California Pizza Kitchen (CPK) is an example of a "fallen angel" which we have recently purchased and are enthused about. CPK is a leading casual dining chain in the premium pizza segment, operating about 90 restaurants and a franchise system of 30 more. The restaurants feature individual pizzas with imaginative toppings. The food and store is upscale, yet affordable, with the average check being around $10. CPK was founded in 1985 and was a very successful, hot concept. The chain was sold to Pepsi in 1992 and was almost ruined as Pepsi applied a fast food mentality to the chain and reduced service levels, used lower quality ingredients, and opened units in secondary locations. The chain was sold back to the founders and a private equity group in 1995 who have restored its previous image and prepared it for future growth. CPK went public in late 2000 at $15 and ran up to $35 last autumn because of excitement about the plan to grow its store count at over 20%/year. We purchased a significant stake recently when the stock fell back to $20 this spring.

The stock declined for numerous short-term issues: California utility prices were rising (half the company's stores are in California) and because strikes were possible in the entertainment industry which would cause the California economy to be regionally weak. Additionally, ingredient costs, primarily cheese, were rising; and the company's new unit opening schedule slipped a bit to the

                                       23

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back half of 2001. These are all real concerns, and some, coupled with the weaker economy, have caused estimates for the company's earnings to be slightly lower in 2001 and 2002. However, in our minds, these are temporary issues. We believe CPK is a real franchise that has the potential to become a 300-400 store chain. The units have terrific economics and have proven to be successful as they have rolled out in new markets. The management is extremely professional and considerate in their expansion plans. They are embarking on some ancillary activities which have big potential financial rewards and will help continue to build the brand - franchising units in airports (with Host Marriott) and other venues, and the national rollout of a high-end frozen pizza to be sold in supermarkets (by Kraft). All this adds up to a company that we feel can grow its earnings at 30% per year for the foreseeable future, which we feel deserves to sell at a high multiple and we purchased at about 20 times out year earnings.

The above are samples of some of our new investments, offered to give you a sense of what we are doing and a feel for why we think they are attractive. Other new or enlarged positions include Impath, Millipore, Viad, LNR Realty, and Ross Stores. Outright sales in the quarter were El Paso Electric, Resource Connections and Frontline Capital, and many other positions have been increased or reduced based on a relative attractiveness.


THANK YOU

I look forward to seeing many of you at the upcoming Baron Conference in October. Come if you can, it is a great opportunity to meet some of the portfolio companies and also get a sense of us, your money managers. I would be pleased to discuss our approach or any of the individual investments with any of you.

Thanks again for investing with Baron and Baron Small Cap Fund. We will continue to work hard to do our best.

Very truly yours,


/s/ Cliff Greenberg

Cliff Greenberg
Portfolio Manager
March 31, 2001


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[REGISTERED LOGO]


4    BARON iOPPORTUNITY
     FUND



PERFORMANCE REVIEW...........................................................25
MARKET VOLATILITY............................................................26
RECENT DEVELOPMENTS..........................................................27
MISTAKES -- ENTERPRISE
 STORAGE AND SOFTWARE .......................................................29
NEW THEMES AND POSITIONS ....................................................30
CONCLUSION...................................................................32


767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com


BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

QUARTERLY REPORT                                                  JUNE 30, 2001


[PHOTO]

Mitch Rubin, Portfolio Manager

PERFORMANCE REVIEW
------------------

Baron iOpportunity had easily its best quarter since inception during the second quarter, increasing approximately 38%. This performance compared favorably to the performance of the NASDAQ Composite and Morgan Stanley Internet indexes during the quarter, which also showed strength, rising 16% and 17%, respectively. As a result, as of the end of the second quarter, the Fund had generated a positive return for the year (while the NASDAQ and MOX remain in negative territory). We discuss several of the positions that have helped and hurt our performance this year in the Recent Developments, Mistakes and New Themes sections below.

While we remain encouraged by our relative performance during the past quarter and year to date, we remain acutely aware that the Fund continues to be down since inception and most of our shareholders have, at least on paper, lost money investing with us. While one good quarter is nice, recovering your losses and generating positive returns would be infinitely better.

WHAT ARE WE?
------------

The Fund's second quarter performance attracted a reasonable amount of attention from the financial press yet there seemed to be little agreement about how to categorize the Fund. The New York Times rated the Fund the best performing DIVERSIFIED EQUITY FUND during the quarter, Morningstar rated it the best performing MID-CAP GROWTH FUND during the quarter and the Wall Street Journal, Barrons and the USA Today rated it one of the top five best performing SCIENCE & TECHNOLOGY FUNDS during the quarter. Other publications (such as the Industry Standard) that continue to track INTERNET FUNDS continue to cite Baron iOpportunity as one of the few survivors in their universes.

We have gotten more than a few questions about these discrepancies and are amused by the press' difficulty fitting the Fund into one of their boxes. The fact is, all of these categorizations are, in many ways, correct, and in some ways, incorrect. Some of the key differences that we believe you should be aware of are reviewed below.

First, while Baron iOpportunity is appropriately described as a "Diversified Equity Fund," it has limitations on the types of companies it will invest in - namely, those being substantially driven by changes in information technology. Because we focus solely on businesses with this distinction, our universe of appropriate companies is smaller than that of the typical diversified fund (and thus we are not as diversified as other diversified funds).

In addition, while the Fund has many investments that can be categorized as "Mid-Cap Growth," it does not have a market cap restriction and we have several small cap and large cap investments as well. Our legacy here at Baron is small cap investing - finding companies early in their growth stages, meeting often with management and identifying opportunities before the rest of the world discovers them. We have found that strategy to be extremely rewarding in this Fund. In addition, we have tried to take advantage of the current market volatility and short term focus to invest in several

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

key, large capitalization market leaders at what we believe to be great entry prices. While the blending of the averages may place the Fund in the Mid Cap category, market capitalization is not a significant investment criteria for the Fund.

Finally, while the internet and information technology are the focus of the Fund, we don't really consider the Fund to be a "Science and Technology Fund." This designation usually refers to funds with a focus on software, hardware, semiconductors, components and the like. While we have invested in a select group of software and hardware companies (mostly unsuccessfully - see the Mistakes section below), these kinds of companies are not our primary focus. Usually, these kinds of companies are too dependent on the booms and busts of technology spending or development cycles for a reasonable projection of future profits. While some companies have developed core technologies with arguably a sustainable competitive advantage (and we have invested in a few), we have historically focused in our other funds on the beneficiaries of technology rather than its developers for investments - and that legacy continues with this Fund. Moreover, we would not categorize many of the internet companies in which we have invested as "Science & Technology" companies as they are not primarily hardware, software or component developers. For example, eBay, Homestore, the internet travel companies, Amazon and AOL (to name a few) are all, in our minds, consumer service companies that are delivering their services through the internet, and not, primarily, technology companies. The same non-Tech/Tech description could be used for our cable and media companies, wireless tower companies and electronic manufacturing investments. Thus, while many may refer to us as a Science & Technology Fund, we believe the Fund represents a much broader definition of those terms than most would use.

While it isn't always possible to get the press to describe the Fund appropriately, it is critically important that you, our shareholders, understand what the Fund is and isn't in analyzing your investment. While there may be a lot of different ways to categorize the Fund, you shouldn't be confused about our goals or intentions.

MARKET VOLATILITY
REMAINS BUT SOME SILVER LININGS ARE EMERGING
--------------------------------------------

The extreme volatility of the broader financial markets unfortunately has remained one of the constant themes surrounding the Fund since our inception. While this volatility has surely hurt us during many violent sell-offs, there have also been periods of almost euphoric increases in value as investors focus on certain positive data points as the signal to return to information technology-oriented investments. As a result, in the midst of a continued decline in the broader markets, we have had several companies increase in value over 100% this year alone as and when they report positive results (several are

                                [GRAPHS OMITTED]

                 [Omitted graphs are represented by table below]

                             BARON iOPPORTUNITY FUND    NASDAQ    MORGAN STANLEY
                                                      COMPOSITE      INTERNET
                                                                      INDEX
PERFORMANCE FOR THE QUARTER
ENDED JUNE 30, 2001                   37.9%              17.4%          15.8%

PERFORMANCE FOR THE ONE YEAR
ENDED JUNE 30, 2001                  (25.7%)            (45.5%)        (73.7%)

CUMULATIVE PERFORMANCE SINCE
INCEPTION FEBRUARY 29, 2000 THROUGH
JUNE 30, 2001                        (33.9%)            (54.0%)        (82.7%)


*The NASDAQ Composite and the Morgan Stanley Internet Index are unmanaged indexes. The NASDAQ Composite tracks the performance of market-value weighted common stocks listed on NASDAQ; the Morgan Stanley Internet Index of actively traded, high market cap internet stocks drawn from nine internet subsectors.



                                       26

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discussed below). While these volatile changes in psychology can be mind boggling at times, we take solace in the fact that strong company performance is still being met with strong share price appreciation, even if the broader markets remain weak. This allows us to continue to focus on what we believe is our core competency - analyzing business fundamentals and investing for the long term. No doubt, the volatility is important to recognize and respect. The fact that stocks can increase just as violently means that we need to remain disciplined in our valuation criteria (this has resulted in higher turnover for the Fund than we would have expected as we have often trimmed holdings despite great fundamentals when the stocks have appreciated beyond our estimation of reasonable current value). Yet, it also deepens our conviction that thorough fundamental research and rigorous financial analysis, when correct, should still be rewarded in rising stock prices in the long run.

Another silver lining that we perceive has been the tremendous advances in research and development funding and infrastructure investment that has occurred in such a short period of time and without substantial government intervention, taxation or regulation. The meteoric ascent of the markets in the past several years caused billions of dollars to flow into companies building out the key components of the internet's infrastructure - fiber optic cable, advanced network switching gear, servers and storage equipment, etc. While many of the companies that have helped deploy this infrastructure have not and will not survive, the infrastructure itself is now in place to be utilized for future increases in productivity. As Andy Grove, Intel's highly regarded chairman recently observed in the magazine Wired: "It is probably true that the infrastructure would have gotten built anyway. But instead of it happening over 15 years, it happened over 5, because of the gold rush mentality and all these investors trying to get in on it...The social benefit is the wholesale deployment of the infrastructure for the future of commerce." As the economy firms, we believe that this infrastructure will provide the foundation for another period of significant economic growth for those companies that embrace the opportunities it creates. Those are the companies we hope to find and focus on for the Fund.

RECENT DEVELOPMENTS
-------------------

E-TRAVEL

This year we have achieved substantial gains in each of our four e-travel investments - Expedia, Travelocity, Priceline (a new position bought early this year which has nearly tripled) and Hotel Reservations Network as all four companies have expanded their businesses beyond the expectations of most investors. While the stocks have had terrific runs of late, our outlook for continued gains remains strong as, in our opinion, the evolution of travel services to the internet remains in its infancy.

Since the Fund's inception, we have focused on travel as one of the most compelling segments for evolution to the internet. There are several reasons for this expectation including an information-rich product requiring significant consumer research, an electronic product (reservations) that requires little in the way of costly logistics for fulfillment or inventory management and an incredibly fragmented supplier universe that tends to run at no better than 70% occupancy even during great economic times.

Over the last several months, our thesis has become reality as each company has reported steadily increasing results despite the universal softness in most travel sectors in the economy. For example, Expedia's revenue in the most recent quarter rose 60% sequentially from the previous quarter and 150% since the same quarter last year with earnings up nearly 5 fold. Astonishingly, Expedia generated over $800 million in gross travel bookings on its site in the past three months alone. Similarly, HRN's revenue rose over 30% sequentially from the first quarter and 75% year over year as the company sold over 1 million hotel rooms through its affiliates in this year's second quarter. This compares with 1.2 million hotel rooms sold in all of 1999. Travelocity and Priceline have reported or are expected to report similarly impressive statistics as the shift of consumer activity to the internet for their travel needs continues.

As the most successful of all internet commerce segments, the travel sector shows the true benefits of an internet business model as companies achieve scale. Without the need to deploy armies of agents in countless offices around the country, these businesses are able to focus on a single customer interface that is consistent, user-friendly and national in scope. Changes can be made instantly and cost effectively. And, the consumer navigates and packages products individually as he or she sees fit. These benefits show up in expanding profit margins, as revenues can accelerate with substantially smaller accelerations in cost. For example, Travelocity's operating profit went from approximately breakeven in the December quarter to nearly 8% in the June quarter as revenues increased nearly 90% while costs grew less than 50%.

We believe that these twin benefits of continued revenue growth combined with accelerating operating profit margins will be enjoyed by each of our four companies over the coming quarters. Thus, despite their recent share price advances, we continue to see the poten-

                                       27

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BARON iOPPORTUNITY FUND
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tial for significant future appreciation in these investments as the businesses continue to mature and their earnings power becomes even more apparent. Approximately 12% of the Fund's assets are invested in e-Travel.

CABLE

In our past letters we have discussed our bullish outlook for the US cable industry as a primary beneficiary of the trend of increased broadband penetration to the home. During the past quarter we have added to our cable portfolio as volatile stock prices apparently ignored consistently strong fundamental results. Cable now makes up approximately 8.5% of the Fund, not including AOL which also has a large cable business. In addition to adding to past holdings (Insight Communications and Charter Communications) we have added an additional name (Mediacom) discussed in more detail below. Given this increased weighting in the Fund, as well as the recent, very public bid by Comcast for AT&T's cable systems, we think it's appropriate to review some of the key reasons for our excitement about this sector.

In our view, the cable industry is poised to experience strong and accelerating cash flow growth for the foreseeable future. New services and products, such as digital cable and high speed internet access are beginning to generate very strong incremental revenue and profit to the cable industry on top of its existing core video product. We expect this current growth to be further enhanced over the next few years as additional products such as video on demand, telephone service, interactive media and t-commerce (commerce over the TV) become more widely available to cable consumers. As a result, we expect that many cable companies which have experienced high single and low double digit cash flow growth rates historically should accelerate to 15% or better cash flow growth over the next 3-5 years as the revenue generated per household doubles from approximately $40 per month today to potentially over $80 per month in the next few years.

In addition, while operating cash flow growth should be strong, meaningful declines in yearly capital expenditures should also create positive and accelerating free cash flow (something the cable industry has never been able to deliver). Significant investment has been made over the past few years by the majority of the cable operators to upgrade the hardware and infrastructure of their cable facilities to allow them to offer all of the new services mentioned above. As the majority of this "plant upgrade" is nearing completion for most operators, future capital expenditures should decrease dramatically while operating income accelerates from new services. This could be a powerful combination for incremental shareholder value as debt levels are reduced and capital is available for additional media investments or share repurchases.

At the same time, the competitive dynamics in the industry have never been more favorable. Cable companies had been losing subscribers to satellite operators over the past several years as they struggled to compete with the broader satellite product offerings. With digital cable, cable companies finally have a competitive product in terms of picture quality and breadth of channel offerings. This has already resulted in the decline in subscriber losses to the satellite companies. When coupled with high speed data (which satellite can not yet offer) and the potential to bundle telephony, video on demand and other products that satellite will struggle to replicate, we believe that the pendulum has shifted back to the cable industry in the battle for incremental subscribers. In addition, as the capital markets have dried up, the competition from newly formed competitive DSL providers and cable overbuilders has also lessened, leaving the cable companies as one of the only providers left standing to offer a bundled video, data and eventually, voice offering to the home.

As mentioned above, our current investments in the cable universe include Insight Communications, a smaller company which is a leader in rolling out advanced services; Charter Communication, which has the highest penetration of digital subscribers and recently completed an acquisition of roughly 550,000 subscribers from AT&T Comcast, which we'll talk about below; and a new name, Mediacom. In each of these cases, we believe the companies are poised to double their operating cash flows over the next 5 years while also shrinking their balance sheets through the generation of free cash flow.

The Mediacom story is an interesting one in both fundamentals and market dynamics. Mediacom's management team has proven to be a superb operator during its 20 year history of operating cable systems, generating some of the highest cash flow margins while also developing a reputation for adeptly acquiring and integrating underperforming systems. We had been following Mediacom for some time (the company came public at $19 per share in February of 2000, around the time we launched the Fund) and were both excited and disappointed when they announced the acquisition of 700,000 subscribers from AT&T early this year. We were excited because the AT&T subs had cash flow margins about half the level as the pre-existing MCCC margins and appeared to offer a great opportunity for a management team that had executed flawlessly in the past integrating underperforming systems to do so again, with a much larger footprint. We were disappointed because, in the days fol-

                                       28

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lowing the announcement, the stock jumped over 20% from around $18 to over $22.
While the stock continued to trade in the high teens and low twenties in the months that followed, the stock inexplicably fell to around $15 during a road show to sell securities to finance the acquisition this summer. This valued the company about $2,750 per subscriber and 11x cash flow - 50% below the industry's current averages. When we met with Founder and CEO Rocco Commisso, an Italian immigrant who had built Mediacom from the ground up, during the road show and queried why the stock had fallen so much his response was....well, let's just say he wasn't happy about how Wall Street seemed to do things. Needless to say, we bought shares on the deal and, not surprisingly, within a few days, the stock was back to $18. We currently own approximately 110,000 shares.

Comcast has been our largest holding in this sector (and one of the largest in the Fund) and has been the best performing cable stock in the industry during the last several decades, generating a compound annual return to shareholders of well over 20% per year for nearly thirty years. In addition to an 8.4 million subscriber cable portfolio that has grown revenue 13x since 1990 and boasts some of the highest operating margins in the industry, Comcast's management team has created billions of dollars of incremental value through the creation of unique cable properties such as QVC, E! and the Golf Channel.

After months of fruitless negotiations, Comcast recently made public it's $58 billion offer to acquire the approximately 13.4 million subscribers that AT&T had acquired over the past few years in its bid to become a broadband powerhouse (AT&T had been planning to take its cable assets public later this year as a tracking stock). Many believe that AT&T has mismanaged its cable assets since they were acquired, as those assets have seen their cash flow margins slip to approximately 18% during AT&T's ownership as compared with Comcast's mid 40% margins. Moreover, many believe that AT&T has placed too much emphasis on telephone service to the detriment of higher profit potential digital and video on demand services at its systems in a bid to support its core, circuit switched telephone franchise. Although Comcast's management has made a compelling case for the synergies that could be created from combining the businesses, AT&T has, as of this writing, rejected Comcast's offer. In the interim, Comcast's stock has fallen approximately 20% as the uncertainty of its bid, and the possibility of an even higher bid in the future, weighs on the company in the market. While this situation remains unresolved, Comcast's shares may continue to be under pressure (we sold approximately 1/3 of our holdings when the deal was announced with just this fear in mind - hindsight is always 20/20). However, we believe that this bid further reinforces our belief in the long term value of US cable systems and highlights another theme that should continue to benefit the sector - the potential for continued industry consolidation.

MISTAKES - ENTERPRISE STORAGE AND SOFTWARE
------------------------------------------

It seems a little disingenuous to highlight only the investments and themes that have been benefiting our performance when the Fund has lost money for most of you. So, we will also try to identify areas where we've made mistakes and how we are reacting to those mistakes to improve our performance in the future. We hope to include a section like this in all future letters (unless, hopefully, we don't need to).

One of the areas where we have lost money this year (and since inception) has been in enterprise hardware and software, particularly enterprise storage. As we noted above, we have thankfully not focused a significant percentage of the Fund's assets on hardware or software companies as the product cycles tend to be incredibly short and businesses (and therefore stock prices) have historically been highly volatile. Still, we have included a few hardware and software names in the portfolio over time when we believed the company's product set was becoming or had become an industry standard and the valuation appeared compelling. Unfortunately, we have, for the most part, lost money on these investments.

The reason for our focus in this area is our belief (which continues) that the beneficial impacts of the internet and information technology are equally powerful for enterprises as well as for consumers and we have endeavored to find investments that represent both broad themes. The evolution of process and productivity at enterprises through investments in technology has been one of the key drivers of economic activity in our society for years and some of the most successful companies of the past decade have been enterprise hardware and software companies. We identified a few broad subsectors that we believed stood out as critical to most enterprises across industries and where leading companies had evolved to be among the recognized standards for the future. This led to our investments in EMC and Veritas in data storage (discussed in our last quarterly letter), Checkpoint in network security and BEA in application platform software, as well as the more fruitful E-Learning companies mentioned below. By design, we kept these investments small as we struggled with the balance between near-term economic softness and long term growth potential. Nevertheless, the rapid decline in stock prices (each are down substantially from our cost) has negatively

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impacted our performance more than we ever expected.

What were the big mistakes? Twofold. First, while we remain convinced that the underlying forces driving the enterprise's need to invest in these areas are prevalent, the expectation that certain segments of information technology spending could remain insulated from a broader IT spending slowdown amidst a broad economic decline was overly optimistic. And, even at our purchase, these stocks still had relatively high valuations, increasing the risk of valuation contraction on top of earnings contraction (which is what has happened). These are all high profit margin businesses whose profitability, as revenues were accelerating, grew dramatically. Unfortunately, operating leverage works in reverse as well. As revenues have fallen short of expectations at these companies, profits have suffered to an even greater degree as the companies struggle to bring their costs in line with the current level of business.

So - What are we doing about it? First and foremost we are meeting with the companies and with their customers and competitors to deepen our understanding of the competitive advantages, barriers to entry and business models of the various businesses and the near and long term needs of their customers. In addition, we are constantly refining our financial models to test the near and long term earnings power of the enterprises under different scenarios of growth. Finally, we are decreasing our valuation expectations and increasing our return hurdles to try to establish more conservative buy and more aggressive sell parameters even at these depressed prices. The result, so far, has been that we have trimmed some of our holdings and added to others, while maintaining the overall weighting in the Fund of these kinds of investments well below 10%. In particular, we maintain our core positions in EMC, Veritas, Checkpoint and BEA. However, we do not intend to increase our weightings in these or other enterprise names until our conviction level increases substantially in both the companies' fundamental competitive advantages and the broader stabilizing of information technology investment by their customers.

NEW THEMES AND
POSITIONS
---------

E-LEARNING

As noted above, there have been very few bright spots for companies that sell hardware and software solutions to corporate America as the slowing economy has had an almost universally negative impact on information technology spending. This is not to say that all IT spending has dried up - but that companies are significantly more focused on cost savings and current technology capacity utilization than on new technology platforms and programs. Nevertheless, one of the few segments where IT budgets have increased dramatically even during this slowdown has been in e-learning solutions which offer customers both a compelling short term cost advantage as well as terrific long-term workforce benefits. Currently, approximately 8% of the Fund is invested in companies driving this e-learning evolution.

Much has been made over the past several decades about the shift in our economy from one based on manufacturing to one based on knowledge which has led to a shift in the work force from manual to skilled labor. In fact, while only about 40% of the 1950 US workforce was described as "skilled," approximately 85% of all jobs in the US today require advanced skills. And, the breadth of skills needed in most jobs is expanding as advances in technology continue to permeate all aspects of business processes. Moreover, in an economy with relatively full employment (even in the current softness, unemployment hovers at approximately 4.5%) the competition for workers and the cost of turnover is extremely high and accelerating. As a result, corporate training has been an ever-growing part of most corporate budgets, accounting for approximately $65 billion in annual expenditures last year (it is estimated that government spending on training is an additional $40 billion annually).

Much of this spending has historically been focused on the classic, instructor-led, classroom learning. However, this type of learning is both inflexible to the rapid changes in business and costly. In fact, a large portion of this spending (estimated at as much as 25% of many budgets) has little to do with learning at all - including the cost of travel, lodging and meals for classroom attendees. As a result of this inflexibility and costliness, as well as the tremendous advances in corporate networking and the internet in recent years, there is a large and growing movement within corporations to deploying electronic, network-based learning solutions. So much so that, in a recent interview, training executives from five leading Fortune 500 companies: Cisco, EMC, GE Capital, GM and Motorola stated that they were targeting 40 - 60% of their training to migrate to the Internet over the next year. While much of this evolution is currently focused on cost savings (IBM recorded $80 million in annual travel and housing expense savings in 1999 by deploying online learning worldwide), many companies are also pointing to significant revenue enhancement possibilities as workforces are upgraded and made more productive. Many predict that the domestic e-learning marketplace will grow in excess of 70% per year over the next several years, from $1.7 billion in 1999 to over $23 billion by 2004, while Western Europe is projected to grow

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

even faster (at nearly 100% per year over the same period).

Smartforce is our biggest holding in the sector and is the world's largest, and, we believe, only profitable e-learning business. Founded in 1985, Smartforce, formally known as CBT Systems, started as a CD Rom-based, technology skills training company distinguished by a low cost software development team based in Ireland with close ties to leading software vendors such as Microsoft, Cisco, Intel and Oracle. CBT rapidly grew to become the industry leader with the world's largest IT content library and a global client base. However, despite its success, in October 1999, seeing the promise of the Internet and the opportunity to create a significantly more scalable and profitable company, CBT boldly announced that it was repositioning its business model from one that delivered IT content on discs to an e-learning company that would offer its customers and their extended enterprises a web based, end-to-end training solution. Within nine months (and one quarter ahead of schedule), the renamed Smartforce converted 80% of its new bookings to its new e-learning platform while also increasing average contract size by almost 100%. The reasons for this success are fairly simple in that the Smartforce solution offers more learning for less. For example, Smartforce's largest customer, Unysis, recently reported that they saved $8 million per year in instructor led training costs by shifting to the Smartforce platform while at the same time increasing the number of professional certifications earned by its workforce by 600% in the first 18 months of implementation. With examples like this, it is not surprising that, despite the current IT weakness in the economy, Smartforce recently released its second quarter results with revenues up 80% year over year and earnings growing nearly 50% sequentially from those reported in this year's first quarter. Revenue is projected to grow an additional 50% a year for the next several years with earnings projected to grow nearly 100% next year and at least in line with revenue growth for the foreseeable future.

In addition to Smartforce, the Fund also holds smaller positions in several other e-learning companies. These include Skillsoft, the leading provider of on-line soft skills training that possesses what we believe to be one of the most profitable business models in the industry, Digital Think, a provider of mission critical customized content to high visibility customers like Charles Schwab, Circuit City and McDonalds, and Centra Software, a provider of collaborative software with as much as a 40% share of its growing market and an impressive list of distribution partners including Cisco, Oracle and Microsoft.

GOTO

We met Ted Meisel, GoTo's CEO, early in the year 2000 as we made our initial visits to many of the new companies across the dot-com landscape. Of all the new management teams we met, Ted and his team were an exception in that they did not expect the internet to overtake traditional media as the dominant medium for a huge share of a company's advertising budget. Rather, the GoTo team saw the internet as a great direct marketing vehicle for small and medium sized companies seeking a one to one connection with consumers that had indicated an interest in a subject matter which, in turn, indicated a higher propensity to purchase related goods and services. GoTo didn't want to change the way companies thought about advertising, they just wanted to adopt lead-based marketing to the internet.

GoTo's business is relatively simple. It is based on the premise that consumers who search for terms while on the web have a high likelihood to purchase goods and services related to those terms. It is also based on the premise that those willing to bid the highest to be the result offered to a search query would have the highest to gain from an introduction to that consumer and would, therefore, have a high degree of relevance as a search result for the consumer (that is, there is little reason for an advertiser who sells skateboards to bid on the term automobile or vice versa). GoTo's business is to act as the marketplace for the terms and the distributor of its purchased results to GoTo affiliates throughout the web, including such high profile sites as AOL, Microsoft, Lycos, CNET and thousands of others. An example might be the best way to describe the business: An AOL customer types the word "computer" in the search bar. The results may include Gateway and Dell (which show up in these results regularly). If the consumer then clicks on Dell, Dell will pay to GoTo the bid price (in this case $0.50) for that introduction and the consumer will be transferred to the Dell web site. GoTo would then share the $0.50 with AOL based on their contractual relationship. That's the business.

At the time of its peak stock price in late 1999 (over $110 or nearly $5 billion in enterprise value), GoTo had quarterly sales of less than $15 million, had a quarterly operating loss of about $10 million and generated approximately 73 million clicks (paid introductions) per quarter. Over the next year, as most of its competitors with more grandiose business plans folded, and as on line advertising contracted dramatically, GoTo continued to execute its business plan, signing up additional affiliates (including a blockbuster deal with AOL) and continuing to grow revenues, number of clicks, number of advertisers and most other metrics. While few investors seemed to care, we met with Ted and his team regularly and monitored the values that were bid for terms

BARON IOPPORTUNITY FUND
--------------------------------------------------------------------------------

on its network of sites daily to see how the values bid for terms was reacting to the well publicized implosion of advertising on the web. Interestingly, at the same time the stock reached a low of around $5.75 per share in March of this year, the price per click was steadily rising across the network. We bought the stock slowly but steadily during this period, eventually building a 275,000 share position at an average price of about $13 per share. As it turned out, by the end of the first quarter, GoTo's revenues had grown to nearly $52 million per quarter (representing 30% sequential and over 200% annual growth) and its operating losses had shrunk to $7 million while the number of clicks had grown to an astonishing 314 million per quarter. This at a time when Yahoo and other "leading" on line advertising-focused companies were seeing their revenue shrink dramatically. Still, the company' market value had fallen to less than $300 million over the previous 12 months.

In the weeks following the release of its first quarter results, investors and the media began to take notice of the company. Merrill Lynch and others upgraded their investment ratings and Ted appeared on the cover of the New York Times Sunday business section in a great profile of the company. Within the span of about 10 weeks the stock advanced nearly 400% to $28. The funny thing was, not much had changed during those next 10 weeks.

Because of its appreciation, GoTo is now one of our top 10 holdings, and, despite this recent advance, the business outlook (and therefore our expectations for future returns) have never looked better. The company expects to report its first quarterly operating profit in this year's fourth quarter, has over $100 million in cash to fund its continued growth and the company recently extended its distribution pact with Microsoft. As the company turns profitable (which could happen earlier than management's official projections), we believe the earnings power of the business will become more evident to investors (we believe that the company which lost $0.13 per share in the first quarter of this year could earn over $1 in EPS within two years, and over $3 within 4 years) and the stock should advance even further.

CONCLUSION
----------

We hope these letters continue to give you some insight into our thought process and investment style as we invest your (and our) money in companies being driven by the dramatic changes brought on by the internet and information technology. We are encouraged by our performance in the second quarter and, most importantly, we are excited about the business prospects for the companies in which we have invested. Most of our companies are executing extraordinarily well during this period of economic uncertainty and despite the seemingly endless volatility in the financial markets. We will endeavor to find more businesses whose opportunities and execution progress we can describe for you in future letters while hopefully keeping the Mistakes sections of these letters to an absolute minimum.

We know that you have a wide range of choices for your investment dollars and will work hard to continue to justify your trust.

Sincerely,


/s/ Mitch Rubin

Mitch Rubin
Portfolio Manager
July 16, 2001

BARON FUNDS

TABLE I


PORTFOLIO MARKET CAPITALIZATION (UNAUDITED)
-------------------------------------------


The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds invest in companies with market capitalizations greater than $5 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.


Baron Asset Fund
-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              LARGE CAPITALIZATION
--------------------------------------------------------------------------------
Charles Schwab Corp. .................................       $21,221        7.4%
Univision Comm., Inc., Cl A ..........................         8,831        0.5
Healthsouth, Corp. ...................................         6,223        0.2
Apollo Group, Inc., Cl A .............................         5,098        5.6
Metro-Goldwyn-Mayer, Inc. ............................         5,065        0.3
                                                                          ------
                                                                           14.0%



                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------
MGM Mirage ....................................................    $4,774    0.1%
Robert Half Intl., Inc. .......................................     4,347    7.4
Westwood One, Inc. ............................................     3,950    0.8
American Tower Corp., Cl A ....................................     3,942    2.1
NTL, Inc. .....................................................     3,326    1.2
Manor Care, Inc. ..............................................     3,267    3.2
Citizens Comm. Co. ............................................     3,169    2.3
Hispanic Broadcasting Corp. ...................................     3,127    1.2
Dollar Tree Stores, Inc. ......................................     3,123    3.0
Cox Radio, Inc., Cl A .........................................     2,772    0.9
ChoicePoint, Inc. .............................................     2,612    6.2
Reader's Digest Association ...................................     2,590    0.2
DeVry, Inc. ...................................................     2,519    5.0
Polo Ralph Lauren Corp., Cl A .................................     2,499    5.8
Trigon Healthcare, Inc. .......................................     2,360    0.1
Radio One, Inc. ...............................................     1,998    0.5
Four Seasons Hotels, Inc. .....................................     1,916    1.1
                                                                            ----
                                                                            41.1%


                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------
OM Group, Inc. ................................................    $1,346    3.8%
Ethan Allen Interiors, Inc. ...................................     1,280    2.0
Education Mgmt. Corp. .........................................     1,208    2.3
Southern Union Co. ............................................     1,040    1.7
Sotheby's Hldgs., Inc., Cl A ..................................       989    9.2
XM Satellite Radio Hldgs., Inc. ...............................       944    1.2
Seacor Smit, Inc. .............................................       937    2.1
Sun Intl. Hotels, Ltd. ........................................       882    1.9
Industrie Natuzzi SPA ADR .....................................       797    0.9
Choice Hotels Intl., Inc. .....................................       680    3.4
Sirius Satellite Radio, Inc. ..................................       656    0.1
Vail Resorts, Inc. ............................................       653    5.3
Libbey, Inc. ..................................................       607    3.1
Saga Comm., Inc., Cl A ........................................       392    2.5
Smart and Final, Inc. .........................................       322    0.8
Alexander's, Inc. .............................................       301    0.6
DVI, Inc. .....................................................       252    0.7
Motient Corp. .................................................        53    0.0
                                                                            ----
                                                                            41.6%



Baron Growth Fund
-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              LARGE CAPITALIZATION
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A .............................       $5,098         2.5%



                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------
Robert Half Intl., Inc. .......................................    $4,347    1.8%
Westwood One, Inc. ............................................     3,950    0.9
Manor Care, Inc. ..............................................     3,267    1.1
Dollar Tree Stores, Inc. ......................................     3,123    1.9
Millipore Corp. ...............................................     2,919    1.7
ChoicePoint, Inc. .............................................     2,612    5.4
Hotel Reservations Network, Inc., Cl A ........................     2,586    0.1
DeVry, Inc. ...................................................     2,519    1.5
Polo Ralph Lauren Corp., Cl A .................................     2,499    1.1
Entercom Comm. Corp. ..........................................     2,427    1.2
University of Phoenix Online ..................................     2,265    2.4
Expedia, Inc., Cl A ...........................................     2,254    0.2
BlackRock, Inc., Cl A .........................................     2,203    2.0
Krispy Kreme Doughnuts, Inc. ..................................     2,144    2.9
Mediacom Comm., Corp. .........................................     2,048    0.6
Radio One, Inc. ...............................................     1,998    3.7
Four Seasons Hotels, Inc. .....................................     1,916    1.4
Catalina Marketing Corp. ......................................     1,695    1.4
Harte-Hanks, Inc. .............................................     1,573    1.3
                                                                            ----
                                                                            32.6%


Baron Growth Fund
-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------
Extended Stay America, Inc. ..........................       $1,423         3.1%
Entravision Comm. Corp. ..............................        1,419         0.4
OM Group, Inc. .......................................        1,346         3.4
Getty Images, Inc. ...................................        1,344         1.5
Ethan Allen Interiors, Inc. ..........................        1,280         3.8
Gabelli Asset Mgmt., Inc., Cl A ......................        1,213         2.1
Education Mgmt. Corp. ................................        1,208         3.0
SBA Comm. Corp., Cl A ................................        1,163         0.3
Intrawest Corp. ......................................        1,150         1.1
Edison Schools, Inc., Cl A ...........................        1,084         0.8
Southern Union Co. ...................................        1,040         4.5
World Wrestling Federation
 Entertainment, Inc. .................................        1,006         0.5
Sotheby's Hldgs., Inc., Cl A .........................          989         1.0
XM Satellite Radio Hldgs., Inc., Cl A ................          944         1.8

BARON FUNDS

Baron Growth Fund
-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                        SMALL CAPITALIZATION (CONTINUED)
--------------------------------------------------------------------------------
Seacor Smit, Inc. ....................................        $937          2.0%
Sun Intl. Hotels, Ltd. ...............................         882          3.0
Industrie Natuzzi SPA ADR ............................         797          1.0
Cell Genesys, Inc. ...................................         704          0.8
Choice Hotels Intl., Inc. ............................         680          2.5
Sirius Satellite Radio, Inc. .........................         656          0.3
Vail Resorts, Inc. ...................................         653          0.7
Libbey, Inc. .........................................         607          1.9
AmSurg Corp. .........................................         576          0.8
Ralcorp Hldgs., Inc. .................................         560          0.3
United Surgical Partners Intl., Inc. .................         551          0.3
Spanish Broadcasting System, Inc. ....................         531          0.6
Kronos, Inc. .........................................         512          2.0
California Pizza Kitchen, Inc. .......................         418          1.6
Saga Comm., Inc., Cl A ...............................         392          2.5
Heidrick & Struggles Intl., Inc. .....................         391          0.3
Smart and Final, Inc. ................................         322          1.6
Rigel Pharmaceuticals, Inc. ..........................         314          1.1
Chiles Offshore, Inc. ................................         312          0.9
Alexander's, Inc. ....................................         301          0.6
DVI, Inc. ............................................         252          1.1
Medallion Financial Corp. ............................         150          0.9
drugstore.com, Inc. ..................................          75          0.2
American Classic Voyages Co. .........................          74          0.1
Motient Corp. ........................................          53          0.1
Collectors Universe, Inc. ............................          47          0.0
                                                                          ------
                                                                           54.5%

Baron Small Cap Fund
-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              LARGE CAPITALIZATION
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A .............................       $5,098         2.3%



                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------
Westwood One, Inc. ............................................    $3,950    3.2%
Dollar Tree Stores, Inc. ......................................     3,123    2.1
Millipore Corp. ...............................................     2,919    0.6
ChoicePoint, Inc. .............................................     2,612    3.7
Community Health Systems, Inc. ................................     2,541    2.5
Iron Mountain, Inc. ...........................................     2,492    4.2
Entercom Comm. Corp. ..........................................     2,427    1.3
Viad Corp. ....................................................     2,351    1.7
University of Phoenix Online ..................................     2,265    0.6
Outback Steakhouse, Inc. ......................................     2,192    0.6
Krispy Kreme Doughnuts, Inc. ..................................     2,144    0.9
Ticketmaster ..................................................     2,088    0.4
Radio One, Inc. ...............................................     1,998    5.9
Four Seasons Hotels, Inc. .....................................     1,916    2.0
Ross Stores, Inc. .............................................     1,915    0.8
Omnicare, Inc. ................................................     1,881    0.8
Catalina Marketing Corp. ......................................     1,695    2.0
Six Flags, Inc. ...............................................     1,685    2.3
Coach, Inc. ...................................................     1,656    0.9
                                                                            ----
                                                                            36.5%



Baron Small Cap Fund
-------------------------------------------------------------------------------

                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------
Corporate Executive Board Co. ........................       $1,458         1.1%
Extended Stay of America, Inc. .......................        1,423         1.0
Getty Images, Inc. ...................................        1,344         1.5
Career Education Corp. ...............................        1,304         8.0
Pegasus Comm. Corp. ..................................        1,247         0.9
Gabelli Asset Mgmt., Inc., Cl A ......................        1,213         1.6
LNR Property Corp. ...................................        1,189         1.1
SBA Comm. Corp., Cl A ................................        1,163         2.5
Province Healthcare Co. ..............................        1,105         2.1
Overseas Shipholding Group, Inc. .....................        1,042         0.1
Commonwealth Telephone Ent., Inc. ....................          975         1.0
Station Casinos, Inc. ................................          924         1.0
Sun Intl. Hotels, Ltd. ...............................          882         1.1
UnitedGlobalCom, Inc., Cl A ..........................          843         1.2
Ventas Corp. .........................................          752         1.8
IMPATH, Inc. .........................................          707         1.2
Arbitron, Inc. .......................................          703         0.4
AmSurg Corp. .........................................          576         1.8
Penton Media, Inc. ...................................          559         2.1
United Surgical Partners Intl., Inc. .................          551         2.7
Rural Cellular Corp., Cl A ...........................          537         0.9
California Pizza Kitchen, Inc. .......................          418         2.3
On Assignment, Inc. ..................................          410         0.5
Kenneth Cole Productions, Inc., Cl A .................          403         2.0
Heidrick & Struggles Intl., Inc. .....................          391         0.9
OMI Corp. ............................................          378         0.5
Liberty Livewire Corp., Cl A .........................          330         0.4
AMC Entertainment, Inc. ..............................          305         1.3
Casella Waste Systems, Inc., Cl A ....................          290         1.5
DVI, Inc. ............................................          252         0.7
ResortQuest Intl., Inc. ..............................          220         0.8
Stelmar Shipping, Ltd. ...............................          207         0.3
Restoration Hardware, Inc. ...........................          103         0.9
Morton's Restaurant Group, Inc. ......................           82         0.4
Equity Marketing, Inc. ...............................           67         1.0
The Sports Club, Inc. ................................           59         0.2
                                                                          ------
                                                                           48.8%

Baron iOpportunity Fund
-------------------------------------------------------------------------------



                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              LARGE CAPITALIZATION
--------------------------------------------------------------------------------
AOL Time Warner, Inc. ................................      $234,821        3.1%
Dell Computer Corp. ..................................        68,285        1.9
EMC Corp. ............................................        64,109        2.5
AT&T Corp. Liberty Media Group, Cl A .................        44,949        1.4
Comcast Corp., Cl A ..................................        41,014        3.9
Veritas Software Corp. ...............................        26,440        2.3
Charles Schwab Corp. .................................        21,221        2.2
eBay, Inc. ...........................................        18,504        3.1
Gemstar TV Guide Int'l., Inc. ........................        17,522        3.5
BEA Systems, Inc. ....................................        12,051        1.0
Checkpoint Systems, Inc. .............................        11,644        1.5
Flextronics Intl., Ltd. ..............................        11,606        2.8
Celestica, Inc. ......................................         8,463        3.2
TMP Worldwide, Inc. ..................................         6,292        2.4
Charter Comm., Inc. ..................................         5,459        2.1
Amazon.com, Inc. .....................................         5,040        2.0
                                                                          ------
                                                                           38.9%

BARON FUNDS

Baron iOpportunity Fund
-------------------------------------------------------------------------------


                                                             Equity        % of
                                                           Market Cap       Net
Company                                                   (in millions)   Assets
--------------------------------------------------------------------------------
                              MEDIUM CAPITALIZATION
--------------------------------------------------------------------------------
American Tower Corp., Cl A ...........................       $3,942         1.7%
Homestore.com, Inc. ..................................        3,758         2.3
NTL, Inc. ............................................        3,326         1.3
ChoicePoint, Inc. ....................................        2,612         4.0
Hotel Reservations Network, Inc., Cl A ...............        2,586         6.5
Research in Motion Ltd. ..............................        2,300         2.0
University of Phoenix Online .........................        2,265         0.9
Expedia, Inc., Cl A ..................................        2,254         2.9
Ticketmaster .........................................        2,088         0.3
Mediacom Comm., Corp. ................................        2,048         1.6
SmartForce PLC .......................................        1,853         4.2
priceline.com, Inc. ..................................        1,824         1.3
CNET Networks, Inc. ..................................        1,773         1.2
Insight Comm. Co., Inc. ..............................        1,505         1.5
                                                                          ------
                                                                           31.7%



                              SMALL CAPITALIZATION
--------------------------------------------------------------------------------
Getty Images, Inc. ............................................    $1,344    3.1%
SBA Comm. Corp., Cl A .........................................     1,163    2.5
GoTo.Com, Inc. ................................................     1,023    4.4
Sotheby's Hldgs., Inc., Cl A ..................................       989    1.8
FreeMarkets, Inc. .............................................       760    1.7
Travelocity.com, Inc. .........................................       511    1.8
SkillSoft Corp. ...............................................       459    0.6
DigitalThink, Inc. ............................................       246    0.3
drugstore.com, Inc. ...........................................        75    0.2
                                                                            ----
                                                                            16.4%

TABLE II (UNAUDITED)
--------------------

PORTFOLIO RISK CHARACTERISTICS
------------------------------


The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.

                                                                              Baron
                                                         Baron       Baron    Small        Baron
                                                         Asset      Growth     Cap     iOpportunity
                                                         Fund        Fund      Fund        Fund
---------------------------------------------------------------------------------------------------
                                                        % of         % of      % of        % of
                                                      Portfolio    Portfolio Portfolio   Portfolio
--------------------------------------------------------------------------------------------------
Leverage (Debt > 40% of Market Cap)................      15.4%       23.9%     30.4%        7.9%
Foreign Sales Dependent
  (Sales > 15%) ...................................      21.3        18.8      15.4        25.0
Oil Price Sensitivity..............................      15.4        19.5       1.1         2.9
Volatility (Beta > 1.2)............................      15.5        22.4      18.7        65.4
NASDAQ Securities..................................      12.8        27.8      43.8        65.9
Unseasoned Securities
  (Publicly owned
  for < 3 years)...................................       1.8        26.9      28.8        34.5
 (Publicly owned
  for < 1 year)....................................       0.0        10.8      11.4         1.0
Turnarounds........................................       0.0         0.0       0.0         0.0
Development Companies..............................       0.1         3.4       1.1        17.5


TABLE III (UNAUDITED)
---------------------

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2001
------------------------------------------


BARON ASSET FUND

One year                                                                   -7.3%

Two years                                                                  -5.8%

Three years                                                                 1.0%

Four years                                                                  6.6%

Five years                                                                  8.0%

Ten years                                                                  15.5%

Since inception June 12, 1987                                              14.8%



BARON GROWTH FUND

One year                                                                   10.5%

Two years                                                                   9.4%

Three years                                                                13.0%

Four years                                                                 14.7%

Five years                                                                 16.0%

Since inception January 3, 1995                                            23.1%



BARON SMALL CAP FUND

One year                                                                   -9.6%

Two years                                                                  10.0%

Three years                                                                10.5%

Since inception October 1, 1997                                            13.7%



BARON IOPPORTUNITY FUND

One year                                                                  -25.7%

Since inception February 29, 2000                                         -26.7%


The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

BARON ASSET FUND


STATEMENT OF NET ASSETS
----------------------------------------------------------------------------

June 30, 2001 (Unaudited)


      Shares                                                      Value
----------------------------------------------------------------------------
Common Stocks (96.64%)
----------------------------------------------------------------------------
               BUSINESS SERVICES (13.55%)
   5,137,500   ChoicePoint, Inc.*#                          $    216,031,875
  10,410,000   Robert Half Intl., Inc.*#                         259,104,900
                                                             ---------------
                                                                 475,136,775
               CHEMICAL (3.79%)
   2,360,300   OM Group, Inc.#                                   132,766,875
               Communications (5.55%)
   3,400,000   American Tower Corp., Cl A*                        70,278,000
   6,700,000   Citizens Comm. Co.*                                80,601,000
   1,451,800   Motient Corp.*                                      1,553,426
   3,500,000   NTL, Inc.*                                         42,175,000
                                                             ---------------
                                                                 194,607,426
               CONSUMER SERVICES (9.20%)
  20,000,000   Sotheby's Hldgs., Inc., Cl A#                     322,600,000

               EDUCATION (12.83%)
   4,595,000   Apollo Group, Inc., Cl A*                         195,057,750
   4,830,000   DeVry, Inc.*#                                     174,459,600
   2,000,000   Education Mgmt. Corp.*#                            80,100,000
                                                             ---------------
                                                                 449,617,350
               FINANCIAL (8.05%)
  16,850,000   Charles Schwab Corp.                              257,805,000
   1,378,600   DVI, Inc.*#                                        24,263,360
                                                             ---------------
                                                                 282,068,360
               HEALTH SERVICES (3.50%)
     455,000   Healthsouth, Corp.*                                 7,266,350
   3,575,000   Manor Care, Inc.*                                 113,506,250
      30,000   Trigon Healthcare, Inc.*                            1,945,500
                                                             ---------------
                                                                 122,718,100
               HOTELS AND LODGING (4.47%)
   8,000,000   Choice Hotels Intl., Inc.*#                       120,000,000
     660,000   Four Seasons Hotels, Inc.                          36,531,000
                                                             ---------------
                                                                 156,531,000
               MEDIA AND ENTERTAINMENT (7.60%)
   1,180,000   Cox Radio, Inc., Cl A*                             32,863,000
   1,500,000   Hispanic Broadcasting Corp.*                       43,035,000
     537,500   Metro-Goldwyn-Mayer, Inc.*                         12,174,375
     296,400   Radio One, Inc., Cl A*                              6,817,200
     552,900   Radio One, Inc., Cl D*                             12,191,445
   3,664,752   Saga Comm., Inc., Cl A*#                           87,001,212
     350,000   Sirius Satellite Radio, Inc.*                       4,266,500
     450,000   Univision Comm., Inc., Cl A*                       19,251,000
     750,000   Westwood One, Inc.*                                27,637,500
   1,314,914   XM Satellite Radio Hldgs., Inc., Cl A*@            21,301,607
                                                             ---------------
                                                                 266,538,839
               OIL SERVICES (2.10%)
   1,575,000   Seacor Smit, Inc.*#                                73,615,500

               PRINTING AND PUBLISHING (0.24%)
     125,000   Reader's Digest Association, Cl A                   3,593,750
     180,000   Reader's Digest Association, Cl B                   4,680,000
                                                             ---------------
                                                                   8,273,750
               REAL ESTATE AND REITS (0.60%)
     350,900   Alexander's, Inc.*#                                21,089,090

               RECREATION AND RESORTS (7.83%)
     150,000   MGM Mirage*                                         4,494,000
   2,403,500   Sun Intl. Hotels, Ltd.*#                           64,894,500
   6,045,600   Vail Resorts, Inc.*#                              113,052,720
   4,000,000   Vail Resorts, Inc.*#@                              71,060,000
       7,692   Valvino Lamore, LLC@                               20,800,000
                                                             ---------------
                                                                 274,301,220
               RETAIL TRADE AND RESTAURANTS (11.65%)
   3,825,000   Dollar Tree Stores, Inc.*                         106,488,000
   2,130,000   Ethan Allen Interiors, Inc.#                       69,225,000
   7,925,000   Polo Ralph Lauren Corp., Cl A*                    204,465,000
   2,560,000   Smart and Final, Inc.*#                            28,160,000
                                                             ---------------
                                                                 408,338,000


      Shares                                                      Value
----------------------------------------------------------------------------
               UTILITY SERVICES (1.69%)
   2,900,000   Southern Union Co.*#                          $    59,160,000

               WHOLESALE TRADE (3.99%)
   2,250,000   Industrie Natuzzi SPA ADR                          31,185,000
   2,740,000   Libbey, Inc.#                                     108,805,400
                                                             ---------------
                                                                 139,990,400
                                                             ---------------
TOTAL COMMON STOCKS
 (Cost $2,368,835,751)                                         3,387,352,685
                                                             ---------------
----------------------------------------------------------------------------
Convertible Preferred Stocks (0.76%)
----------------------------------------------------------------------------
               EDUCATION (0.04%)
      78,948   Apollo International, Inc. S-A CV Pfd.*@            1,500,012

               HEALTH SERVICES (0.12%)
       2,557   Somerford Corp.*@                                   4,000,196

               MEDIA AND ENTERTAINMENT (0.60%)
      31,000   XM Satellite Radio Hldgs., Inc. 8.25%
               Series C Conv. Pfd due 2012@                       21,163,239
                                                             ---------------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $38,787,553)                                               26,663,447
                                                             ---------------
----------------------------------------------------------------------------
WARRANTS (0.10%)
----------------------------------------------------------------------------
               REAL ESTATE AND REITS
   2,127,660   Corrections Corporation of America
               Warrants Exp 09/29/2005*@
               (Cost $0.00 )                                       3,560,284
                                                             ---------------
Principal Amount
----------------------------------------------------------------------------
CORPORATE BONDS (0.08%)
----------------------------------------------------------------------------
               HEALTH SERVICES
$  2,666,667   Somerford Corp. 8.50%
                 Sub. Conv. Deb. due 04/23/2006@
                 (Cost $2,666,667)                                 2,666,667
                                                             ---------------
----------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (2.74%)
----------------------------------------------------------------------------
  96,189,000   Household Finances Corp. 3.70%
               due 07/02/2001(Cost $96,189,000)                   96,189,000
                                                             ---------------
TOTAL INVESTMENTS (100.32%)
 (COST $2,506,478,971**)                                       3,516,432,083
LIABILITIES LESS CASH
 AND OTHER ASSETS (-0.32%)                                       (11,292,727)
                                                             ---------------
NET ASSETS (EQUIVALENT TO $49.60 PER
SHARE BASED ON 70,670,469 SHARES OF
BENEFICIAL INTEREST OUTSTANDING)                              $3,505,139,356
                                                             ===============

---------------
%   Represents percentage of net assets
@   Restricted securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $2,506,678,575. Aggregate unrealized appreciation and depreciation of investments are $1,261,696,115 and $251,942,607, respectively.

BARON GROWTH FUND

STATEMENT OF NET ASSETS
----------------------------------------------------------------------------

June 30, 2001 (Unaudited)

      Shares                                                      Value
----------------------------------------------------------------------------
COMMON STOCKS (89.57%)
----------------------------------------------------------------------------
               BUSINESS SERVICES (12.19%)
     260,000   Catalina Marketing Corp.*                     $     7,932,600
     748,492   ChoicePoint, Inc.*                                 31,474,088
     310,000   Harte-Hanks, Inc.                                   7,675,600
     100,000   Heidrick & Struggles Intl., Inc.*                   2,033,000
     288,000   Kronos, Inc.*                                      11,793,600
     425,000   Robert Half Intl., Inc.*                           10,578,250
                                                             ---------------
                                                                  71,487,138
               CHEMICAL (5.14%)
     160,000   Millipore Corp.                                     9,916,800
     360,000   OM Group, Inc.                                     20,250,000
                                                             ---------------
                                                                  30,166,800
               COMMUNICATIONS (0.35%)
     293,200   Motient Corp.*                                        313,724
      70,000   SBA Comm. Corp., Cl A*                              1,732,500
                                                             ---------------
                                                                   2,046,224
               CONSUMER SERVICES (1.19%)
      25,000   Expedia, Inc., Cl A*                                1,165,000
     360,000   Sotheby's Hldgs., Inc., Cl A                        5,806,800
                                                             ---------------
                                                                   6,971,800
               EDUCATION (10.26%)
     345,000   Apollo Group, Inc., Cl A*                          14,645,250
     250,000   DeVry, Inc.*                                        9,030,000
     220,000   Edison Schools, Inc., Cl A*                         5,024,800
     435,000   Education Mgmt. Corp.*                             17,421,750
     330,000   University of Phoenix Online*                      14,025,000
                                                             ---------------
                                                                  60,146,800
               FINANCIAL (6.09%)
      93,333   Bingham Financial Services Corp.*@                    177,333
     340,000   BlackRock, Inc., Cl A*                             11,658,600
     364,800   DVI, Inc.*                                          6,420,480
     299,000   Gabelli Asset Mgmt., Inc., Cl A*                   12,303,850
     500,000   Medallion Financial Corp.                           5,125,000
                                                             ---------------
                                                                  35,685,263
               FOOD AND AGRICULTURE (0.29%)
      90,000   Ralcorp Hldgs., Inc.*                               1,686,600
               Health Services (4.09%)
     111,800   AmSurg Corp., Cl A*                                 3,303,690
      38,200   AmSurg Corp., Cl B*                                 1,136,450
     225,000   Cell Genesys, Inc.*                                 4,612,500
     210,000   Manor Care, Inc.*                                   6,667,500
     725,000   Rigel Pharmaceuticals, Inc.*                        6,162,500
      86,900   United Surgical Partners Intl., Inc.*               2,085,600
                                                             ---------------
                                                                  23,968,240
               HOTELS AND LODGING (7.08%)
   1,000,000   Choice Hotels Intl., Inc.*                         15,000,000
   1,200,000   Extended Stay America, Inc.*                       18,000,000
     145,000   Four Seasons Hotels, Inc.                           8,025,750
      10,000   Hotel Reservations Network, Inc., Cl A*               465,300
                                                             ---------------
                                                                  41,491,050
               MEDIA AND ENTERTAINMENT (12.02%)
     130,000   Entercom Comm. Corp.*                               6,969,300
     200,000   Entravision Comm. Corp.*                            2,460,000
     197,800   Mediacom Comm. Corp.*                               3,493,148
     301,200   Radio One, Inc., Cl A*                              6,927,600
     674,300   Radio One, Inc., Cl D*                             14,868,315
     620,200   Saga Comm., Inc., Cl A*                            14,723,548
     150,000   Sirius Satellite Radio, Inc.*                       1,828,500
     400,000   Spanish Broadcasting System, Inc.*                  3,284,000
     150,000   Westwood One, Inc.*                                 5,527,500
     642,400   XM Satellite Radio Hldgs., Inc., Cl A*             10,406,880
                                                             ---------------
                                                                  70,488,791

      Shares                                                      Value
----------------------------------------------------------------------------
               OIL SERVICES (2.87%)
     290,000   Chiles Offshore, Inc.*                        $     5,147,500
     250,000   Seacor Smit, Inc.*                                 11,685,000
                                                             ---------------
                                                                  16,832,500
               PRINTING AND PUBLISHING (1.50%)
     335,000   Getty Images, Inc.*                                 8,797,100
               Real Estate and REITs (0.61%)
      60,000   Alexander's, Inc.*                                  3,606,000
               Recreation and Resorts (5.46%)
     200,000   American Classic Voyages Co.*                         700,000
     346,500   Intrawest Corp.                                     6,621,615
     650,000   Sun Intl. Hotels, Ltd.*                            17,550,000
     235,000   Vail Resorts, Inc.*                                 4,394,500
     200,000   World Wrestling Federation
                 Entertainment, Inc.*                              2,760,000
                                                             ---------------
                                                                  32,026,115
               RETAIL TRADE AND RESTAURANTS (13.06%)
     400,000   California Pizza Kitchen, Inc.*                     9,300,000
      58,000   Collectors Universe, Inc.*                            110,200
     400,000   Dollar Tree Stores, Inc.*                          11,136,000
   1,070,000   drugstore.com, Inc.*                                1,209,100
     680,000   Ethan Allen Interiors, Inc.                        22,100,000
     425,000   Krispy Kreme Doughnuts, Inc.*                      17,000,000
     250,000   Polo Ralph Lauren Corp., Cl A*                      6,450,000
     842,500   Smart and Final, Inc.*                              9,267,500
                                                             ---------------
                                                                  76,572,800
               UTILITY SERVICES (4.47%)
   1,286,250   Southern Union Co.*                                26,239,500

               WHOLESALE TRADE (2.90%)
     440,000   Industrie Natuzzi SPA ADR                           6,098,400
     275,000   Libbey, Inc.                                       10,920,250
                                                             ---------------
                                                                  17,018,650
                                                             ---------------
TOTAL COMMON STOCKS
 (Cost $373,617,801)                                             525,231,371
                                                             ---------------
Principal Amount
----------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (11.97%)
----------------------------------------------------------------------------
$  2,720,812   American Express Corp. 3.70%
                 due 07/02/2001                                    2,720,812
  67,479,187   Exxon Corp. 3.70%
                 due 07/02/2001                                   67,479,187
                                                             ---------------
                                                                  70,199,999
                                                             ---------------
TOTAL SHORT TERM MONEY MARKET INSTRUMENTS
 (COST $70,199,999)
TOTAL INVESTMENTS (101.54%)
 (COST $443,817,800**)                                           595,431,370
LIABILITIES LESS CASH
 AND OTHER ASSETS (-1.54%)                                        (9,064,954)
                                                             ---------------
Net Assets (Equivalent to $31.54 per share
 based on 18,593,894 shares of beneficial
 interest outstanding)                                       $   586,366,416
                                                             ===============

---------------
%   Represents percentage of net assets
@   Restricted securities
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $444,782,571. Aggregate unrealized appreciation and depreciation of investments are $178,701,097 and $28,052,298, respectively.

BARON SMALL CAP FUND


STATEMENT OF NET ASSETS
----------------------------------------------------------------------------

June 30, 2001 (Unaudited)


      Shares                                                      Value
----------------------------------------------------------------------------
COMMON STOCKS (87.53%)
----------------------------------------------------------------------------
               BUSINESS SERVICES (12.48%)
     500,000   Catalina Marketing Corp.*                        $ 15,255,000
     650,000   ChoicePoint, Inc.*                                 27,332,500
     200,000   Corporate Executive Board Co.*                      8,400,000
     350,000   Heidrick & Struggles Intl., Inc.*                   7,115,500
     700,000   Iron Mountain, Inc.*                               31,388,000
     200,000   On Assignment, Inc.*                                3,600,000
                                                             ---------------
                                                                  93,091,000
               CHEMICAL (0.62%)
      75,000   Millipore Corp.                                     4,648,500
               COMMUNICATIONS (5.73%)
     182,000   Commonwealth Telephone Ent., Inc.*                  7,689,500
     302,000   Liberty Livewire Corp., Cl A*                       2,642,500
     300,000   Pegasus Comm. Corp.*                                6,750,000
     156,900   Rural Cellular Corp., Cl A*                         7,107,570
     750,000   SBA Comm. Corp., Cl A*                             18,562,500
                                                             ---------------
                                                                  42,752,070
               CONSUMER PRODUCTS (0.89%)
     600,000   Equity Marketing, Inc.*#                            6,660,000
               EDUCATION (10.88%)
     400,000   Apollo Group, Inc., Cl A*                          16,980,000
   1,000,000   Career Education Corp.*                            59,900,000
     100,000   University of Phoenix Online*                       4,250,000
                                                             ---------------
                                                                  81,130,000
               ENVIRONMENTAL (1.51%)
     900,000   Casella Waste Systems, Inc., Cl A*                 11,250,000
               FINANCIAL (2.31%)
     278,100   DVI, Inc.*                                          4,894,560
     299,000   Gabelli Asset Mgmt., Inc., Cl A*                   12,303,850
                                                             ---------------
                                                                  17,198,410
               HEALTH SERVICES (11.11%)
     263,900   AmSurg Corp., Cl A*                                 7,798,245
     186,900   AmSurg Corp., Cl B*                                 5,560,275
     625,000   Community Health Systems, Inc.*                    18,437,500
     196,700   IMPATH, Inc.*                                       8,713,810
     300,000   Omnicare, Inc.                                      6,060,000
     450,000   Province Healthcare Co.*                           15,880,500
     850,000   United Surgical Partners Intl., Inc.*              20,400,000
                                                             ---------------
                                                                  82,850,330
               HOTELS AND LODGING (3.78%)
     475,000   Extended Stay of America, Inc.*                     7,125,000
     275,000   Four Seasons Hotels, Inc.                          15,221,250
     510,400   ResortQuest Intl., Inc.*                            5,869,600
                                                             ---------------
                                                                  28,215,850
               INDUSTRIAL SERVICES (1.68%)
     475,000   Viad Corp.                                         12,540,000

               MEDIA AND ENTERTAINMENT (13.20%)
     725,000   AMC Entertainment, Inc.*                            9,425,000
     175,000   Entercom Comm. Corp.*                               9,381,750
   2,000,000   Radio One, Inc., Cl D*                             44,100,000
     200,000   Ticketmaster*                                       2,960,000
   1,000,000   UnitedGlobalCom, Inc., Cl A*                        8,650,000
     650,000   Westwood One, Inc.*                                23,952,500
                                                             ---------------
                                                                  98,469,250
               PRINTING AND PUBLISHING (4.02%)
     110,000   Arbitron, Inc.*                                     2,651,000
     440,000   Getty Images, Inc.*                                11,554,400
     900,000   Penton Media, Inc.                                 15,750,000
                                                             ---------------
                                                                  29,955,400
               REAL ESTATE AND REITS (2.89%)
     225,000   LNR Property Corp.                                  7,875,000
   1,250,000   Ventas Corp.                                       13,687,500
                                                             ---------------
                                                                  21,562,500

      Shares                                                      Value
----------------------------------------------------------------------------
               RECREATION AND RESORTS (4.76%)
     825,000   Six Flags, Inc.*                              $    17,358,000
     500,000   Station Casinos, Inc.*                              8,000,000
     314,000   Sun Intl. Hotels, Ltd.*                             8,478,000
     500,000   The Sports Club, Inc.*                              1,650,000
                                                             ---------------
                                                                  35,486,000
               RETAIL TRADE AND RESTAURANTS (10.79%)
     725,000   California Pizza Kitchen, Inc.*                    16,856,250
     174,999   Coach, Inc.*                                        6,658,712
     564,100   Dollar Tree Stores, Inc.*                          15,704,544
     725,000   Kenneth Cole Productions, Inc., Cl A*              14,608,750
     175,000   Krispy Kreme Doughnuts, Inc.*                       7,000,000
     145,100   Morton's Restaurant Group, Inc.*                    2,864,274
     150,000   Outback Steakhouse, Inc.*                           4,320,000
     250,000   Restoration Hardware, Inc.*                         1,357,500
   1,000,000   Restoration Hardware, Inc.*@                        5,158,500
     250,000   Ross Stores, Inc.                                   5,987,500
                                                             ---------------
                                                                  80,516,030
               TRANSPORTATION (0.88%)
     650,000   OMI Corp.*                                          3,646,500
      25,000   Overseas Shipholding Group, Inc.                      763,500
     125,000   Stelmar Shipping, Ltd.*                             2,175,000
                                                             ---------------
                                                                   6,585,000
                                                             ---------------
TOTAL COMMON STOCKS
 (Cost $418,897,188)                                             652,910,340
                                                             ---------------
Principal Amount
----------------------------------------------------------------------------
CORPORATE BONDS (1.04%)
----------------------------------------------------------------------------
               COMMUNICATIONS (0.34%)
$  5,000,000   CoreComm Ltd 6.00%
                 Conv. Sub. NT due 10/01/2006+                       481,250
   4,000,000   Pinnacle Hldgs., Inc. 0% until 3/03,
                 10% thereafter Sr. Disc. NT due 03/15/2008        2,040,000
                                                             ---------------
                                                                   2,521,250
               HEALTH SERVICES (0.18%)
   3,250,000   U.S. Diagnostic, Inc. 9.00%
                 Conv. Sub. Deb. due 03/31/2003 *                  1,300,000
               PRINTING & PUBLISHING (0.52%)
   5,000,000   Getty Images 5.00%
                 Conv. Sub. Deb. due 03/15/07                      3,906,250
                                                             ---------------
TOTAL CORPORATE BONDS
 (Cost $13,381,359)                                                7,727,500
                                                             ---------------
----------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (11.22%)
----------------------------------------------------------------------------
  83,680,000   Household Finances Corp. 3.70%
                 due 07/02/2001 (Cost $83,680,000)                83,680,000
                                                             ---------------
TOTAL INVESTMENTS (99.79%)
 (COST $515,958,547**)                                           744,317,840
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.21%)                                          1,578,130
                                                             ---------------
NET ASSETS (EQUIVALENT TO $15.75 PER SHARE
 BASED ON 47,369,280 SHARES OF BENEFICIAL
 INTEREST OUTSTANDING)                                       $   745,895,970
                                                             ===============

---------------
%   Represents percentage of net assets
@   Restricted securities
+   Rule 144A securities
#   Issuers that may be deemed to be "affiliated"
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $517,812,545. Aggregate unrealized appreciation and depreciation of investments are $249,249,104 and $22,743,809, respectively.

BARON iOPPORTUNITY FUND


STATEMENT OF NET ASSETS
----------------------------------------------------------------------------
June 30, 2001 (Unaudited)


      Shares                                                      Value
----------------------------------------------------------------------------
COMMON STOCKS (87.11%)
----------------------------------------------------------------------------
               BUSINESS SERVICES (8.06%)
     115,000   ChoicePoint, Inc.*                            $     4,835,750
     100,000   FreeMarkets, Inc.*                                  2,000,000
      50,000   TMP Worldwide, Inc.*                                2,955,500
                                                             ---------------
                                                                   9,791,250
               CABLE (7.59%)
     110,000   Charter Comm., Inc.*                                2,568,500
     110,000   Comcast Corp., Cl A*                                4,774,000
      75,000   Insight Comm. Co., Inc.*                            1,875,000
                                                             ---------------
                                                                   9,217,500
               COMMUNICATIONS (7.53%)
     100,000   American Tower Corp., Cl A*                         2,067,000
     130,000   NTL, Inc.*                                          1,566,500
      75,000   Research in Motion Ltd.*                            2,418,750
     125,000   SBA Comm. Corp., Cl A*                              3,093,750
                                                             ---------------
                                                                   9,146,000
               CONSUMER SERVICES (16.37%)
      70,000   AOL Time Warner, Inc. *                             3,710,000
     110,000   CNET Networks, Inc.*                                1,430,000
      75,000   Expedia, Inc., Cl A*                                3,495,000
     275,000   GoTo.Com, Inc.*                                     5,348,750
     175,000   priceline.com, Inc.*                                1,583,750
     135,000   Sotheby's Hldgs., Inc., Cl A                        2,177,550
      70,000   Travelocity.com, Inc.*                              2,149,000
                                                             ---------------
                                                                  19,894,050
               EDUCATION (6.01%)
      50,000   DigitalThink, Inc.*                                   351,000
      22,800   SkillSoft Corp.*                                      780,900
     145,000   SmartForce PLC*                                     5,108,350
      25,000   University of Phoenix Online*                       1,062,500
                                                             ---------------
                                                                   7,302,750
               ENTERPRISE HARDWARE (4.45%)
      90,000   Dell Computer Corp.*                                2,353,500
     105,000   EMC Corp.*                                          3,050,250
                                                             ---------------
                                                                   5,403,750
               FINANCIAL (2.20%)
     175,000   Charles Schwab Corp.                                2,677,500
               HOTELS AND LODGING (6.51%)
     170,000   Hotel Reservations Network, Inc., Cl A*             7,910,100

               MANUFACTURING (5.97%)
      75,000   Celestica, Inc.*                                    3,862,500
     130,000   Flextronics Intl., Ltd.*                            3,394,300
                                                             ---------------
                                                                   7,256,800
               MEDIA AND ENTERTAINMENT (6.85%)
     100,000   AT&T Corp. Liberty Media
                 Group, Cl A*                                      1,749,000
     100,000   Gemstar TV Guide Int'l., Inc.*                      4,260,000
     110,000   Mediacom Comm. Corp.*                               1,942,600
      25,000   Ticketmaster*                                         370,000
                                                             ---------------
                                                                   8,321,600
               PRINTING AND PUBLISHING (3.13%)
     145,000   Getty Images, Inc.*                                 3,807,700

               REAL ESTATE AND REITS (2.30%)
      80,000   Homestore.com, Inc.*                                2,796,800

               RETAIL TRADE AND RESTAURANTS (5.35%)
     175,000   Amazon.com, Inc.*                                   2,476,250
     225,000   drugstore.com, Inc.*                                  254,250
      55,000   eBay, Inc.*                                         3,766,950
                                                             ---------------
                                                                   6,497,450

      Shares                                                      Value
----------------------------------------------------------------------------
               SOFTWARE(4.79%)
      40,000   BEA Systems, Inc.*                            $     1,228,400
      35,000   Checkpoint Systems, Inc.*                           1,769,950
      42,500   Veritas Software Corp.*                             2,827,525
                                                             ---------------
                                                                   5,825,875
                                                             ---------------
TOTAL COMMON STOCKS
 (Cost $103,546,095)                                             105,849,125
                                                             ---------------
----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (1.12%)
----------------------------------------------------------------------------
               MEDIA AND ENTERTAINMENT
       2,000   XM Satellite Radio Hldgs., Inc. 8.25%
                 Series C Conv. Pfd due 2012@
                 (Cost $2,147,583)                                 1,365,062
                                                             ---------------
Principal Amount
----------------------------------------------------------------------------
CORPORATE BONDS (0.32%)
----------------------------------------------------------------------------
               COMMUNICATIONS
   $ 750,000   Pinnacle Hldgs., Inc. 0% until
                 3/03, 10% thereafter Sr. Disc. NT
                 due 03/15/2008
                 (Cost $436,312)                                     382,500
                                                             ---------------
----------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (11.67%)
----------------------------------------------------------------------------
  14,176,000   Household Finances Corp. 3.70%
                 due 07/02/2001 (Cost $14,176,000)                14,176,000
                                                             ---------------
TOTAL INVESTMENTS (100.22%)
 (COST $120,305,990**)                                           121,772,687
LIABILITIES LESS CASH
 AND OTHER ASSETS (-0.22%)                                          (266,526)
                                                             ---------------
NET ASSETS (EQUIVALENT TO $6.59 PER SHARE
 BASED ON 18,428,535 SHARES OF BENEFICIAL
 INTEREST OUTSTANDING)                                       $   121,506,161
                                                             ===============

---------------

%   Represents percentage of net assets

@   Restricted securities

*   Non-income producing securities

** For Federal income tax purposes the cost basis is identical. Aggregate unrealized appreciation and depreciation of investments are $22,330,617 and $20,863,920, respectively.


                                       39

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